UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BURNHAM INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BURNHAM INVESTORS TRUST
1325 AVENUE OF THE AMERICAS
26th FLOOR
NEW YORK, NY 10019
1-800-874-FUND (3863)

October 22, 2014

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (the “Shareholder Meeting”) of Burnham Investors Trust (the “Trust”) to be held at the Trust’s offices, 1325 Avenue of the Americas, 26th Floor, New York, New York on December 11, 2014 at 2:00 PM, Eastern time. At the Shareholder Meeting, you will be asked to vote on the following important proposals (the “Proposals”):

•	Approval of a new investment advisory agreement between the Trust on behalf of each of its series, the Burnham Fund, the Burnham Financial Long/Short Fund (formerly known as the Burnham Financial Industries Fund), and the Burnham Financial Services Fund and Burnham Asset Management Corp. (the “Adviser”); and
•	Approval of a new sub-advisory agreement among the Adviser, Mendon Capital Advisors Corp. (“Mendon”) and the Trust, on behalf of the Burnham Financial Services Fund.

The investment advisory agreement also applies to another series of the Trust, the Burnham Energy Income and MLP Fund; however, shareholder votes are not being solicited by this Proxy Statement for that Fund because it has not yet commenced operations. In addition, attached to this Proxy Statement as Exhibit D is an information statement with respect to the new sub-advisory agreement among the Adviser, Mendon and the Trust on behalf of the Burnham Financial Long/Short Fund. Shareholders of the Burnham Financial Long/Short Fund are not being asked to vote on the new sub-advisory agreement with Mendon as the Fund operates pursuant to a “Manager of Managers” order which permits the Adviser to, among other things, enter into sub-advisory agreements without shareholder approval.

This Proxy Statement contains information about the Proposals and the materials to use when voting by mail, telephone, or through the Internet.

Your Board of Trustees has reviewed each matter carefully and unanimously recommends that you vote “FOR” each of the Proposals.

The enclosed Q&A is provided to assist you in understanding the Proposals. Each of the Proposals is described in greater detail in the Proxy Statement.

Please read the enclosed materials and cast your vote by mail using the enclosed proxy card(s), by telephone or via the Internet. Your vote is extremely important, no matter how large or small your holdings may be.

The Trust is using AST Fund Solutions, LLC, a professional proxy solicitation firm, to assist shareholders in the voting process. If you have any questions regarding the proposals or need assistance in completing your proxy card, please contact our proxy solicitor, toll-free at (877) 536-1561.

Thank you for your time in considering these important Proposals and for your continuing investment and support of Burnham Investors Trust.

Sincerely,

Jon M. Burnham
President and Chief Executive Officer

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting Burnham Investors Trust (the “Trust”) and its series, the Burnham Fund, the Burnham Financial Services Fund and the Burnham Financial Long/Short Fund (formerly known as the Burnham Financial Industries Fund) (each, a “Fund,” and together, the “Funds”), that require a shareholder vote.

Q.	Why am I receiving this proxy statement?
A.	On July 23, 2014, Burnham Financial Group, Inc. (“Burnham Financial”), the parent company of Burnham Asset Management Corp., the Funds’ investment adviser (the “Adviser”), and Jon M. Burnham, individually and as representative of the J. Burnham Family Group, and certain other individuals, entered into an Amended and Restated Loan and Stock Purchase Option Agreement with COR Fund Advisors, LLC (“CORFA”) and BAM Holdings LLC (“BAM Holdings” or the “Acquiring Party”) (the “2014 Agreement”) by which, among other things, BAM Holdings would purchase all of the issued and outstanding capital stock of the Adviser (the “Transaction”). BAM Holdings is controlled by Devon Archer and Kirin Global Investments Ltd. The Transaction is expected to occur shortly after shareholder approval of the New Agreements, as defined below (the “Closing Date”). Jon Burnham is expected to continue to be the portfolio manager of the Burnham Fund and to serve as Chairman and Chief Executive Officer of the Adviser and President, Chief Executive Officer and Chairman of the Board of Trustees (the “Board”) of the Trust. The Transaction is not expected to result in material changes to the day-to-day management and operations of the Funds. For example, your daily experience in dealing with the Funds is expected to remain unchanged.

The Transaction will constitute an assignment of, and automatically terminate, the current investment management agreements (together the “Current Advisory Agreement”) between the Adviser and the Trust, on behalf of each Fund, in accordance with Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Funds. The Transaction will also result in the termination of the current sub-advisory agreement among the Adviser, Mendon Capital Advisors Corp. (“Mendon”) and the Trust on behalf of the Burnham Financial Services Fund (the “Current Sub-Advisory Agreement” and together with the Current Advisory Agreement, the “Current Agreements”). The Board of Trustees, including all of the Trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), unanimously recommends that you vote FOR the approval of a new investment advisory agreement between the Trust on behalf of the Funds and the Adviser (the “New Advisory Agreement”) and a new sub-advisory agreement among the Adviser, Mendon and the Trust, on behalf of the Burnham Financial Services Fund (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”).

Q.	What if I am a shareholder of the Burnham Financial Long/Short Fund?
A.	If you are a shareholder of the Burnham Financial Long/Short Fund, you are asked to approve the New Advisory Agreement between the Fund and the Adviser. The Transaction will also result in the termination of the current Sub-Advisory Agreement among the Adviser, Mendon and the Trust on behalf of the Burnham Financial Long/Short Fund. However, you are not being asked to approve the new sub-advisory agreement among the Adviser, Mendon and the Trust on behalf of the Burnham Financial Long/Short Fund (the “New Long/Short Sub-Advisory Agreement”) because the Burnham Financial Long/Short Fund operates pursuant to a “Manager of Managers” exemptive order from the Securities and Exchange Commission which permits the Adviser to appoint sub-advisers, to enter into sub-advisory agreements and to amend or terminate existing sub-advisory agreements without shareholder approval. Therefore, your vote to approve the New Long/Short Sub-Advisory Agreement is not required and is not being sought. An information statement with respect to the New Long/Short Sub-Advisory Agreement is attached as Exhibit D to this proxy statement.
Q.	What will happen if shareholders do not approve the New Agreements?
A.	It is anticipated that the Transaction will not occur until shortly after the shareholders of each of the Funds vote on the New Advisory Agreement and the shareholders of the Burnham Financial Services Fund vote on the New Sub-Advisory Agreement. However, if shareholders of a Fund do not approve the New Advisory Agreement in advance of the Closing Date, then an interim investment advisory agreement between the Adviser and the Trust, which the Board of Trustees has approved, will become effective on the Closing Date with respect to that Fund. If shareholders of the Burnham Financial Services Fund do not approve the New Sub-Advisory Agreement in advance of the Closing Date, then an interim sub-advisory agreement among the Adviser, Mendon and the Trust, which the Board of Trustees has approved, will become effective on the Closing Date. The interim investment advisory agreement and the interim sub-advisory agreement are referred to herein as the Interim Agreements. The Adviser may continue to provide investment management services to the Trust for up to 150 days after the Closing Date pursuant to the Interim Agreements. The terms of the Interim Agreements are the same as those of the Current Agreements, except for certain provisions that are required by law and the date and term of the agreement. The provisions required by law include a requirement that fees payable under the Interim Agreements be paid into an escrow account. If a Fund’s shareholders approve the related New Agreement at some time within 150 days of the Closing, the related Interim Agreement will terminate and the compensation (plus interest) payable under that Interim Agreement will be paid to the Adviser or Sub-Adviser, as applicable. If any New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser or Sub-Adviser, as applicable. The Board of Trustees will consider other alternatives to address the possibility that shareholders of a Fund will not approve the New Advisory Agreement and/or the New Sub-Advisory Agreement within 150 days of the Closing Date. If this occurs, the Board of Trustees will make such arrangements for the management of that Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers and/or sub-advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of that Fund.
Q.	How will the New Agreements affect the Funds?
A.	The Funds and their respective investment objectives and policies will not change as a result of the New Agreements. You will still own the same number of shares in the same Fund(s) and the value of your investment will not change as a result of the Transaction. The New Agreements contain substantially similar terms and conditions, and an identical fee structure, as the Current Agreements, and are discussed in more detail in the enclosed Proxy Statement.
Q.	Will the investment advisory fee rates be the same upon approval of the New Agreements?
A.	Yes, the investment advisory fee rate and sub-advisory fee rate applicable to each Fund under the New Agreements will be the same as prior to the Transaction.
Q.	How does the Trust’s Board of Trustees recommend that I vote?
A.	The Trust’s Board of Trustees, including all of the Independent Trustees, unanimously recommends that you vote FOR the New Agreements. The reasons for the Board of Trustees’ recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation.”
Q.	When and where will the Shareholder Meeting be held?
A.	The Shareholder Meeting will be held at the offices of the Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019 on December 11, 2014, at 2:00 PM Eastern time.
Q.	Will the Funds pay for the proxy solicitation and related legal costs?
A.	No. BAM Holdings has agreed to bear these costs.
Q.	Do I have to attend the Shareholder Meeting in order to vote my shares?
A.	No. You can simply mail in the enclosed proxy card(s) or use the telephone or internet procedures for voting your shares as set forth below.
Q.	How can I vote my shares?
A.	You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):
•	By mail, using the enclosed proxy card(s) and return envelope;
•	By telephone, using the toll free number on the enclosed proxy card(s);
•	Through the Internet, using the website address on the enclosed proxy card(s); or
•	In person at the Shareholder Meeting.
Q.	Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?
A.	Please contact our proxy solicitor, AST Fund Solutions, LLC, toll free, at (877) 536-1561.

BURNHAM INVESTORS TRUST
1325 AVENUE OF THE AMERICAS
26th FLOOR
NEW YORK, NY 10019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Shareholder Meeting”) of Burnham Investors Trust (the “Trust”) will be held at the Trust’s offices at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019 on December 11, 2014, at 2:00 PM, Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Shareholder Meeting:

Proposal 1:  Approval of a new investment advisory agreement between the Trust on behalf of each of its series, the Burnham Fund, the Burnham Financial Long/Short Fund and the Burnham Financial Services Fund (each, a “Fund”), and Burnham Asset Management Corp. (the “Adviser”).

Proposal 2:  Approval of a new sub-advisory agreement among the Trust, on behalf of the Burnham Financial Services Fund, the Adviser and Mendon Capital Advisors Corp.

The Trust’s Board of Trustees unanimously recommends that shareholders vote FOR these proposals (the “Proposals”).

Holders of record of shares of each Fund at the close of business on October 1, 2014 are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to the Proposals affecting their Fund(s). Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

By Order of the Board of Trustees,

Jon M. Burnham
President and Chief Executive Officer

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Shareholder Meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on December 11, 2014. This Proxy Statement is available on the Internet at proxyonline.com/docs/burnham.pdf.

TABLE OF CONTENTS

Pages 3 – 7	Proposal 1 — Approval of New Investment Advisory Agreement — All Funds
Pages 8 – 10	Proposal 2 — Approval of New Sub-Advisory Agreement — the Burnham Financial Services Fund only
Exhibit A	Form of New Investment Advisory Agreement
Exhibit B	Form of New Burnham Financial Services Fund Sub-Advisory Agreement
Exhibit C	Burnham Investors Trust — Approval of Audit, Audit-Related, Tax and Other Services Provided by Independent Registered Public Accountants
Exhibit D	Information Statement for Burnham Financial Long/Short Fund

BURNHAM INVESTORS TRUST
1325 AVENUE OF THE AMERICAS
26th FLOOR
NEW YORK, NY 10019

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Burnham Investors Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Shareholder Meeting”) of the Burnham Fund, the Burnham Financial Long/Short Fund (formerly known as the Burnham Financial Industries Fund) and the Burnham Financial Services Fund (each a “Fund,” and together, the “Funds”) to be held on December 11, 2014, at 2:00 PM, Eastern Time, at the offices of the Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019. The Trust is an open-end management investment company, organized as a Delaware statutory trust, and each Fund is a separate investment portfolio, or series, of the Trust. As used in this Proxy Statement, each Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card(s) are expected to be distributed to shareholders on or about October 23, 2014, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, internet or personal interview.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or internet or personal interview, will be paid by BAM Holdings.

The Trustees have fixed the close of business on October 1, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were, 3,731,562.738, 3,205,508.708 and 4,963,141.391 issued and outstanding Shares of the Burnham Fund, the Burnham Financial Services Fund and the Burnham Financial Long/Short Fund, respectively.

COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF ANY FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY TELEPHONE TOLL-FREE AT: 1-800-874-3863; OR BY LOGGING ON TO: www.burnhamfunds.com.

A proxy card is enclosed with respect to the Shares you own in each Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional

Share to a proportionate fractional vote. If you do not expect to be present at the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The following table summarizes the proposals to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to each proposal.

Proposal		Shareholders Solicited
(1)	To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Burnham Asset Management Corp.	The shareholders of each Fund will vote together as a single class.
(2)	To approve a new sub-advisory agreement among the Trust, on behalf of the Burnham Financial Services Fund, Burnham Asset Management Corp. and Mendon Capital Advisors Corp.	The shareholders of the Burnham Financial Services Fund will vote together as a single class.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Shareholder Meeting and voting in person.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of each Fund vote FOR the approval of the new investment advisory agreement between the Trust, on behalf of each Fund, and Burnham Asset Management Corp. (the “Adviser”)

At the Shareholder Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and the Adviser. The New Advisory Agreement contains substantially similar terms with respect to the services to be provided by the Adviser and the identical fee structure as the Funds’ current investment management agreements with the Adviser (the “Current Advisory Agreement”), which were originally entered into on May 3, 1999 with respect to the Burnham Fund and the Burnham Financial Services Fund and May 1, 2004 with respect to the Burnham Financial Long/Short Fund. The Current Advisory Agreement was last approved by the shareholders of the Burnham Fund on November 19, 1998 to amend the agreement to reduce the advisory fee and exclude non-advisory administrative services from the agreement. The Current Advisory Agreement was last approved by the initial shareholder of the Burnham Financial Services Fund prior to the inception of operations on June 7, 1999 and by the initial shareholder of the Burnham Financial Long/Short Fund prior to the inception of operations on April 30, 2004. The New Advisory Agreement would simply continue the existing relationship between each Fund and the Adviser. As discussed more fully below, approval of the New Advisory Agreement is necessary due to an anticipated change in control of the Adviser.

Background

On July 23, 2014, Burnham Financial Group, Inc. (“Burnham Financial”), the parent company of the Adviser, and Jon M. Burnham, individually and as representative of the J. Burnham Family Group, and certain other individuals, entered into an Amended and Restated Loan and Stock Purchase Option Agreement with CORFA and BAM Holdings (sometimes referred to as the “Acquiring Party”) (the “2014 Agreement”) by which, among other things, BAM Holdings would purchase all of the issued and outstanding capital stock of the Adviser (the “Transaction”). BAM Holdings is controlled by Devon Archer and Kirin Global Investments Ltd. The Transaction is expected to occur occur shortly after shareholder approval of the New Agreements (the “Closing Date”). The Transaction will constitute an assignment of, and automatically terminate, the Current Advisory Agreement with respect to each Fund, in accordance with Section 15 of the Investment Company Act of 1940 (the “1940 Act”).

It is anticipated that the Transaction will not occur until shortly after the shareholders of each of the Funds vote on the New Advisory Agreement and the shareholders of the Burnham Financial Services Fund vote on a new sub-advisory agreement among the Adviser, Mendon Capital Advisors Corp. (“Mendon”) and the Trust (the “New Sub-Advisory Agreement”) which is discussed below under Proposal 2. It is possible, however, that the Transaction could close prior to shareholder approval of one or both of the New Advisory Agreement or the New Sub-Advisory Agreement.

The Closing of the Transaction is not contingent upon shareholder approval. To avoid possible disruption of the Funds’ investment management program, on October 1, 2014, the Board of Trustees approved an interim investment advisory agreement with respect to each Fund (“Interim Advisory Agreement”) and interim sub-advisory agreement with respect to the Burnham Financial Services Fund (the “Interim Sub-Advisory Agreement” and, together with the Interim Advisory Agreement, the “Interim Agreements”). The Interim Agreements were approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement, subject to certain conditions.

The Interim Advisory Agreement will become effective with respect to a Fund if shareholder approval of the New Advisory Agreement is not obtained prior to the Closing Date; the Interim Sub-Advisory Agreement will become effective with respect to Burnham Financial Services Fund if shareholder approval of the New Sub-Advisory Agreement is not obtained prior to the Closing Date If shareholder approval is not obtained for a Fund with respect to an Interim Agreement, the Interim Agreement will remain in effect (unless sooner terminated) until the earlier of shareholder approval or disapproval of the New Advisory Agreement and/or New Sub-Advisory Agreement or 150 days following the Closing Date.

If the Interim Advisory Agreement and/or the Interim Sub-Advisory Agreement becomes effective, the advisory and sub-advisory fees earned by the Adviser and Mendon, respectively, during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to the Adviser if Fund shareholders approve the New Advisory Agreement with respect to that Fund and to Mendon, with respect to the Burnham Financial Services Fund, if shareholders approve the New Sub-Advisory Agreement, in each case within 150 days of the Closing Date. If shareholders of a Fund do not approve the New Advisory Agreement or New Sub-Advisory Agreement, as applicable, within 150 days of the Closing Date, then the Adviser and Mendon will be paid, the lesser of: (i) any costs incurred in performing its respective Interim Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the Current Advisory Agreement with respect to services provided by the Adviser, and the New Advisory Agreement has an identical fee structure as the Current Advisory Agreement. The material terms of the New Advisory Agreement and Current Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Current Advisory Agreement.”

The Board of Trustees will consider other courses of action to address the possibility that a Fund’s shareholders will not approve the New Advisory Agreement, and will make such arrangements for the management of that Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers and/or sub-advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of that Fund.

Currently, management of the Adviser is not expected to change as a result of the Transaction. The Adviser has stated that it believes there will be no reduction in the level and quality of services provided to the Funds as a result of the Transaction.

Compensation Paid to the Adviser

Under the Current Advisory Agreement, the Adviser is entitled to receive a monthly advisory fee computed at the following annual rates of each Fund’s average daily net assets in return for the services provided by the Adviser as investment adviser to that Fund.

Burnham Fund	0.60%
Burnham Financial Long/Short Fund	0.90%	*
Burnham Financial Services Fund	0.75%

*	The Fund pays a management fee consisting of a basic annual fee of 0.90% of the Fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%.

For the fiscal year ended December 31, 2013, the Funds paid the Adviser the following fees pursuant to the Current Advisory Agreement, after application of any expense limitation agreement:

Burnham Fund	$982,664
Burnham Financial Long/Short Fund	$504,914
Burnham Financial Services Fund	$504,919

The fee structure under the New Advisory Agreement for each Fund will be identical to the fee structure under the Current Advisory Agreement for the Fund.

Information about the Adviser

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser’s principal offices are located at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019. As of August 31, 2014, the Adviser managed over $686 million in investment assets. The Adviser was founded in 1989 and provides investment management services to the Trust. The Adviser also offers discretionary and non-discretionary accounts to individuals and institutions. The Adviser is a wholly-owned subsidiary of Burnham Financial. Burnham Financial has its principal offices at the same address as the Adviser. Upon consummation of the Transaction, BAM Holdings will wholly own the Adviser. BAM Holdings’ principal offices are located at Carnegie Tower, 152 West 57th Street, 47th Floor, New York, NY 10019. The following persons own 10% or more of the equity interest of BAM Holdings: Devon Archer, Carnegie Tower, 152 West 57th Street, 47th Floor, New York, NY 10019, Andrew Godfrey, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019, Kirin Global Investments Ltd., controlled by Jianfeng Guo, 1528 Brookhollow Drive, Suite 100, Santa Ana, CA 92705 and Jon Burnham, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019.

The following table sets forth the name, position and principal occupation of each executive officer and each director of the Adviser as of October 1, 2014. Each individual’s address is c/o the Adviser, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019.

Name	Principal Occupation with Adviser
Jon M. Burnham	Chairman and Chief Executive Officer
Kenneth Webster	President
Marcelle Devine	Chief Financial Officer, Secretary and Treasurer
Debra Hyman	Chief Compliance Officer, Director and Vice President
Devon Archer	Director
Andrew Godfrey	Director

Upon consummation of the Transaction, the Board of Directors of the Adviser will consist of Jon M. Burnham, Chairman and Chief Executive Officer, Devon Archer, Andrew Godfrey and Larry Lui.

Burnham Securities, Inc. (the “Distributor”) is an affiliated person of the Adviser and serves as the Trust’s principal underwriter. For the fiscal year ended December 31, 2013, the Burnham Fund paid total brokerage commissions of $174,543, of which $101,774 was paid to the Distributor. The Burnham Financial Services Fund and the Burnham Financial Long/Short Fund did not pay any brokerage commissions to the Distributor.

Summary of the New Advisory Agreement and the Current Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment management services to be provided by the Adviser under the New Advisory Agreement and the fee structure of the New Advisory Agreement are identical to the services currently provided by the Adviser and the fee structure under the Current Advisory Agreement.

Presently, the Trust has two investment management agreements — an investment management agreement with respect to the Burnham Fund and the Burnham Financial Services Fund, and a separate investment management agreement with respect to the Burnham Financial Long/Short Fund — which are substantially similar but not identical. The New Advisory Agreement combines the two investment management agreements so that all Funds are a party to the same agreement. As a result of combining the two existing investment management agreements into the New Advisory Agreement, the New Advisory Agreement will contain some non-material changes that reflect provisions in the Burnham Financial Long/Short Fund’s current investment management agreement not currently included in the Burnham Fund/Burnham Financial Services Fund current investment management agreement. The New Advisory Agreement has also been updated to include certain non-material provisions relating to disaster recovery and compliance.

Advisory Services.  Both the New Advisory Agreement and Current Advisory Agreement state that, subject to the supervision of the Board of Trustees of the Trust,

the Adviser will furnish and manage a continuous investment program for the Funds, and may hire sub-advisers (subject to the approval of the Trust’s Board of Trustees and a majority of the outstanding voting securities of each affected Fund, except as otherwise permitted under the terms of the Trust’s “Manager of Managers” exemptive order obtained from the Securities and Exchange Commission, or by rule or regulation) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of each Fund. Both the New Advisory Agreement and the Current Advisory Agreement provide that the Adviser will regularly: provide each Fund with investment research and advice; supervise and (where appropriate) administer the investment program of each Fund; determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged; provide the Trust with records concerning the Adviser’s activities which the Trust is required to maintain; and render regular reports to the Trust’s officers and the Board of Trustees concerning the Adviser’s discharge of the foregoing responsibilities.

Management Fees.  The New Advisory Agreement and Current Advisory Agreement contain an identical fee structure based on the Fund’s average daily net assets. The Adviser has entered into an expense limitation agreement with respect to each Fund. The expense limitations will not be affected by the Transaction.

Duration and Termination.  The New Advisory Agreement will continue in effect through June 30, 2015 from the date of execution and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board of Trustees as required by Section 15(c) of the 1940 Act. The Current Advisory Agreement provides that it will continue in effect for successive annual periods, subject to annual approval by the Board of Trustees as required by Section 15(c) of the 1940 Act. Both the New Advisory Agreement and the Current Advisory Agreement may be terminated at any time, on sixty (60) days written notice, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund or Funds) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon sixty (60) days written notice.

Limitation on Liability.  Both the New Advisory Agreement and the Current Advisory Agreement provide that the Adviser will be liable for any acts of omissions caused by the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations under either Agreement.

PROPOSAL 2

APPROVAL OF THE SUB-ADVISORY AGREEMENT —
BURNHAM FINANCIAL SERVICES FUND ONLY

The Trust’s Board of Trustees unanimously recommends that shareholders of the Burnham Financial Services Fund vote FOR the approval of the New Sub-Advisory agreement among the Adviser, Mendon and the Trust, on behalf of the Burnham Financial Services Fund.

At the Shareholder Meeting, shareholders of the Burnham Financial Services Fund (the “Financial Services Fund”) will be asked to approve a New Sub-Advisory Agreement among the Adviser, Mendon and the Trust on behalf of the Financial Services Fund. The New Sub-Advisory Agreement contains substantially similar terms with respect to the services to be provided by Mendon and an identical fee structure as the current sub-advisory agreement (the “Current Sub-Advisory Agreement”), which was originally entered into on May 3, 1999. The Current Sub-Advisory Agreement was last approved by the initial shareholder of the Burnham Financial Services Fund prior to the inception of operations on June 7, 1999. The New Sub-Advisory Agreement would simply continue the relationship among the parties. Approval of the New Sub-Advisory Agreement is necessary because the Transaction will also result in the assignment and termination of the Current Sub-Advisory Agreement.

The form of the New Sub-Advisory Agreement is attached hereto as Exhibit B. The material terms of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement are compared below in “Summary of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement.”

If the Financial Services Fund’s shareholders do not approve the New Sub-Advisory Agreement within 150 days of the Closing Date, as described above under Proposal 1 under the heading “Background,” then Mendon will cease to be the sub-adviser of the Financial Services Fund. The Board of Trustees will consider other alternatives to address this possibility and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more advisers and/or sub-advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of the Fund.

The management and portfolio managers at Mendon will not change as a result of the Transaction. Unrelated to the Transaction, Mendon entered into a services agreement effective April 1, 2014 with RMB Capital Management LLC (“RMB”), a Chicago-based asset management company, pursuant to which RMB will perform certain administrative services for Mendon. This arrangement is not expected to change the level of services provided to the Fund or the portfolio management or investment strategies of Mendon.

Compensation Paid to Mendon

Under the Current Sub-Advisory Agreement, Mendon is entitled to receive a monthly sub-advisory fee, paid by the Adviser, of 0.45% of the Financial Services Fund’s average daily net assets in return for the services it provides as sub-adviser to the Fund. However, pursuant to a fee reduction agreement effective March 1, 2013, Mendon’s monthly sub-advisory fee was lowered to 0.375% of the Financial Services Fund’s average daily net assets.

For the fiscal year ended December 31, 2013, the Adviser paid Mendon $263,227 pursuant to the Current Sub-Advisory Agreement.

Under the New Sub-Advisory Agreement, Mendon will be entitled to receive a monthly sub-advisory fee, paid by the Adviser, of 0.375% of the Financial Services Fund’s average daily net assets in return for the services it will provide as sub-adviser to the Fund. The fee structure under the New Sub-Advisory Agreement will be identical to the fee structure under the Current Sub-Advisory Agreement, as amended by the fee reduction agreement effective March 1, 2013.

Information about Mendon

Mendon’s principal offices are located at 150 Allens Creek Rd., Rochester, NY 14618. As of August 31, 2014, Mendon managed $234 million in investment assets. Mendon is a registered investment adviser and has been providing investment advisory services that focus on the financial services industry to private funds and investment companies since 1996.

The following table sets forth the name, position and principal occupation of each executive officer and each director of Mendon as of October 1, 2014. Each individual’s address is c/o Mendon, 150 Allens Creek Rd., Rochester, NY 14618.

Name	Principal Occupation with Mendon
Anton V. Schutz	President and Chief Investment Officer
Walter H. Clark	Chief Compliance Officer

Mr. Schutz is the sole owner of Mendon Capital Advisors Corp.

Summary of the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description is only a summary. You should refer to Exhibit B for the New Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit B. The investment advisory services to be provided by Mendon under the New Sub-Advisory Agreement and the fee structure under the New Sub-Advisory Agreement are identical to the services currently provided by Mendon and the fee structure under the Current Sub-Advisory Agreement, as amended by the fee reduction agreement effective March 1, 2013.

Advisory Services.  Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreement state that, subject to the review of the Board of Trustees and overall supervision of the Adviser, Mendon will provide such investment management services and advice to the Financial Services Fund as are set forth in the agreement. Both Agreements provide that Mendon will use its best efforts to provide the Financial Services Fund continuing and suitable investment advice with respect to investments consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund’s Prospectus and statement of additional information. The Agreements also both provide that as part of the services Mendon will, among other things: (i) determine what securities shall be purchased for the Financial Services Fund and what securities shall be held or sold; (ii) furnish the Financial Services Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies; (iii) submit such reports relating to the valuation of the Financial Services Fund’s securities as the Adviser may reasonably request; (iv) place orders for the purchase, sale or exchange of portfolio securities for the Financial Services Fund’s account with brokers or dealers selected by the Adviser or Mendon; and (v) as requested, make reports to the Adviser or the Board of Trustees on Mendon’s performance of the services under the Agreements.

Sub-Advisory Fees.  Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreement, as amended by the fee reduction agreement effective March 1, 2013, contain the identical fee structure. The sub-advisory fees are paid by the Adviser and do not affect the Financial Services Fund’s expenses.

Duration and Termination.  The New Sub-Advisory Agreement will continue in effect through June 30, 2015 from the date of execution and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board of Trustees as required by Section 15(c) of the 1940 Act. The Current Sub-Advisory Agreement provides that it will in effect for successive annual periods, subject to annual approval by the Board of Trustees as required by Section 15(c) of the 1940 Act. Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement may be terminated at any time, on sixty (60) days written notice, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Financial Services Fund) without the payment of a penalty, or by the Adviser or Mendon at any time, without the payment of a penalty, upon sixty (60) days written notice.

Limitation on Liability and Indemnification.  Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreement provide that Mendon will not be liable for any error or judgment or mistake of law or for any loss suffered by the Trust, the Financial Services Fund or the Adviser in connection with the matters to which each Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on Mendon’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under both Agreements.

BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSALS

The Trustees unanimously approved the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for the Financial Services Fund at a meeting held on October 1, 2014.

In anticipation of the Transaction, the Trustees who have no direct or indirect interest in the Transaction and who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) and the interested Trustee received and reviewed a substantial amount of information provided by the Adviser and the

Acquiring Party in response to requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from the Adviser and the Acquiring Party.

During each meeting at which the Independent Trustees considered the New Advisory Agreement and Sub-Advisory Agreement, they met in executive session with their independent legal counsel. The Independent Trustees also met separately with Devon Archer and with management of the Adviser on three different occasions. In all, the Independent Trustees convened formally on multiple separate occasions to consider whether it would be in the best interests of each Fund and shareholders to approve the New Agreements and convened informally on many other occasions to discuss outstanding issues. As they considered the New Agreements, the Independent Trustees were advised by independent legal counsel.

At these meetings, the Board, including the Independent Trustees, received and considered materials relating to the Adviser’s and Mendon’s investment and management services. These materials included: (i) information on the investment performance of the Funds and relevant indices over various time periods; (ii) sales and redemption data with respect to the Funds; (iii) the general investment outlook in the markets in which the Funds invest; (iv) arrangements with respect to the distribution of the Funds’ shares; (v) the procedures employed to determine the value of each Fund’s assets; (vi) the allocation of the Funds’ brokerage, including to an affiliate of the Adviser, and the use of “soft” commission dollars to pay for research and brokerage services; and (vii) the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s and Mendon’s compliance departments.

In addition, in evaluating the New Agreements, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by the Adviser, the Acquiring Party and Mendon, including without limitation information regarding the Adviser, the Acquiring Party, Mendon, their affiliates and personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of the Adviser, the Acquiring Party and Mendon (including the portfolio managers of the Funds associated with those firms) the operations of the Funds and the capabilities of the Adviser and Mendon to provide advisory services to the Funds and, in the case of the Adviser, to supervise Mendon in its provision of sub-advisory services to the Burnham Financial Services Fund and Burnham Financial Long/Short Fund both before and following the Acquisition. The Burnham Financial Services Fund and Burnham Financial Long/Short Fund are referred to collectively in this section as the Financial Funds.

Among other written and oral information, the Board, including the Independent Trustees, requested and was provided information regarding:

•	the investment performance of each Fund over various time periods both by itself and in relation to relevant indices;
•	the fees charged by the Adviser for investment advisory and administrative services, as well as other compensation received by the Adviser and its affiliates;

•	the fees paid to Mendon by the Adviser;
•	the waivers of fees and reimbursements of expenses at times by the Adviser and current expense cap arrangements;
•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;
•	the investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers (prepared by Lipper);
•	investment management staffing and the experience of the investment advisory, administrative and other personnel (including the personnel of the Adviser and Mendon) providing services to the Funds both before and following the Acquisition and the historical quality of the services provided by the Adviser and Mendon; and
•	the profitability to the Adviser and the Distributor of managing, administering and distributing the Funds and the methodology in allocating expenses to the management of the Funds.

In considering the approval of the New Agreements, the Independent Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Independent Trustees to approve the New Agreements are discussed below:

Nature, Extent, and Quality of Services.  The Independent Trustees considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including portfolio management for the Burnham Fund and supervision of Mendon for the Financial Funds, supervision of operations for all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of Mendon and other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Independent Trustees in their capacity as trustees, providing the services of a CCO for the Trust and other services. The Independent Trustees noted the Funds’ record of compliance with their investment policies and restrictions, and the quality of managerial and administrative services provided by the Adviser (in both its capacity as adviser and administrator) in an increasingly regulated industry. With regard to Mendon, the Independent Trustees considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the Financial Funds. The Board, including the Independent Trustees, considered Mendon’s relationship with RMB Capital Management, LLC, and the provision of certain services to be provided by RMB (“RMB”). In this connection, the Board met with the chief compliance officer of Mendon.

In connection with the Transaction, the Trustees also considered information such as (i) the Adviser’s financial condition following consummation of the Transaction; (ii) the experience of the Adviser’s investment professionals; (iii) the reputation, financial strength, regulatory histories and resources of the Acquiring Party; (iv) information on the approach of the Acquiring Party to retention and compensation of investment and other personnel; (iv) the management structure of the Adviser following consummation of the Transaction and the intentions of the Acquiring Party with respect to management of the Funds and the Adviser; and (v) the fact that the Acquiring Party, and not the Funds, would bear all costs of obtaining approvals of the New Advisory Agreements, including legal and Trustee fees and costs resulting from the Transaction. The Trustees reviewed each of these factors in light of the expected change of control of the Adviser and the likelihood of possible changes as a result of the Transaction.

The Independent Trustees concluded that the expected nature, quality and extent of the services to be provided by the Adviser, its affiliates and Mendon under the New Agreements were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by the Adviser and Mendon, as applicable. The Independent Trustees concluded that the Adviser currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively. The Independent Trustees considered that the Adviser had maintained its investment management capacity and resources throughout a difficult economic environment. The Independent Trustees took into consideration that the Acquiring Party had offered its assurances that the services provided to the Funds following the Transaction would be consistent with the manner and level at which such services were currently being performed for the Funds and that there would be no diminution of services to the Funds or their shareholders as a result of the Transaction. In this regard, the Independent Trustees considered that the investment and other personnel at the Adviser and Mendon would be unchanged and based on representations that such personnel would remain in place following the change in control, the Independent Trustees concluded that the Transaction would not result in a diminution of investment services provided to the Funds.

Investment Performance of the Funds.  The Independent Trustees considered short-term and long-term investment performance for the Burnham Fund over various periods of time as compared to both relevant indices and the performance of such Fund’s Lipper peer group. The Independent Trustees recognized, based upon presentations from the Adviser relating to investment performance and fund strategy, that Burnham Fund investments are not selected with a conscious growth or value bias in mind, and took note that the Burnham Fund’s style categorization had changed over time. Rather, the Independent Trustees understood the risk-averse style employed by the Adviser and the emphasis on long-term holding periods, both of which distinguish the Burnham Fund’s investment style from many other large-cap growth funds included in the Lipper materials. The Independent Trustees recognized that the Burnham Fund had underperformed in the recent period and that it was now ranked in the fifth quintile for the one- and three-year periods, in the fourth quintile for the five-year period and in the third quintile for the ten-year period ended December 31, 2013, in relation to its Lipper Peer Group. The Independent Trustees also considered the S&P 500® Index to be an imperfect benchmark for comparison, given the significant variation between the securities comprising the S&P 500® Index and those typically held by the Burnham Fund. The Independent Trustees noted that while relative performance had lagged in the one-year period, the actual performance was still strong. The Independent Trustees concluded that, although past performance is not necessarily indicative of future results, the overall long-term performance record of the Burnham Fund was satisfactory when viewed in the context of its historic investment style, was consistent with the Fund’s investment approach consistently communicated to investors, and was an important factor in the evaluation of the quality of services provided by the Adviser under the Advisory Agreement for the Burnham Fund.

The Independent Trustees also considered the investment performance of the Financial Funds, for which Mendon serves as sub-adviser, in relation to their respective peers as shown in the Lipper materials and to relevant indices over available time periods. The Independent Trustees noted the specialized nature of these Funds and the lingering impact of the financial crisis on financial services companies and on the Financial Funds’ more recent performance. The Independent Trustees noted the disappointing relative results of the Burnham Financial Long/Short Fund, but noted the difficulty of identifying a comparable peer group. The Fund had ranked in the fifth quintile against its Lipper Peer Group for the one- and three-year periods and in the fourth quintile for the five-year period ended December 31, 2013. In contrast, the Burnham Financial Services Fund now ranked in the third quintile for the one-year and 2nd quartile for the three-year period ended December 31, 2013 against its Lipper Peer Group. The Independent Trustees recognized the performance challenges of these Funds given their investment mandates and style and the current market conditions affecting financial stocks, and noted that Mendon was taking steps to address the Financial Funds’ performance. The Independent Trustees determined to continue to monitor performance for improvement.

Costs of Services and Profits Realized by the Adviser.  The Independent Trustees considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser and Mendon to other accounts (if any) with similar investment mandates. The Independent Trustees viewed favorably the current and historic willingness of the Adviser to limit the total expense ratios of certain Funds and the agreement to contractually waive fees and reimburse expenses currently in effect. The Independent Trustees noted that the contractual management fees for the Burnham Fund were slightly below the median within its Lipper category, and that those for the Financial Funds were close to or above the median of their Lipper category. The Independent Trustees considered that the higher relative expense ratios for the Funds were primarily related to the small size of the Funds and of the fund complex as a whole. The Independent Trustees concluded that, for each Fund, the advisory fee is acceptable based upon the qualifications, experience, reputation and performance of the Adviser and Mendon and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.

Profitability and Costs of Services to the Adviser.  The Independent Trustees considered the materials concerning the Adviser’s profitability and costs attributable to the Funds as part of the fund complex. The Independent Trustees recognized that increased fixed costs, particularly legal and audit fees, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Independent Trustees recognized that the Funds’ expenses compare unfavorably to many funds identified as peers by Lipper. The Independent Trustees also considered whether the amount of the Adviser’s profit (if any) is a fair entrepreneurial profit for the management of the Funds. The Independent Trustees also were aware of the impact of lower aggregate Fund assets on the Adviser’s fees and the amount of expenses being absorbed due to contractual expense waivers. The Independent Trustees concluded that the Adviser’s profitability for each Fund (if any) was not excessive, particularly in light of the quality of the services being provided to the Funds. In this regard, the Independent Trustees asked for and received assurances from the Adviser and the Acquiring Party regarding the adequacy of the Adviser’s financial resources going forward. The Independent Trustees did not review profitability data for Mendon because the sub-advisory fees had been negotiated on an arm’s-length basis by the Adviser and the Funds are not directly responsible for paying such fees.

Extent of Economies of Scale as the Funds Grow.  The Independent Trustees considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Independent Trustees noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as Fund assets grow. However, given the relatively small size of each Fund and of the Fund complex as a whole, the Independent Trustees did not believe that significant (if any) economies of scale have been achieved.

Whether Fee Levels Reflect Economies of Scale.  The Independent Trustees also considered enhancements in personnel and services provided to the Funds by the Adviser in recent years, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees. The Independent Trustees recognized that the Adviser and the Funds have benefited as a result of lower fees to certain service providers in recent years.

Other Relevant Considerations.  (a) Personnel and Methods. The Independent Trustees considered the size, education and experience of the staff of the Adviser and Mendon both before and following the Transaction. The Independent Trustees also considered the favorable history, reputation, qualifications and background of the Adviser and Mendon, as well as the qualifications of their personnel, and concluded that each of the Adviser and Mendon currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively. (b) Other Benefits. The Independent Trustees also considered the character and amount of other direct and incidental benefits received by the Adviser, Mendon and their affiliates from their association with the Funds, including the relatively small amount of soft dollar services received by Mendon and the brokerage commissions received by, and the amount of 12b-1 fees and sales commissions retained by, the Distributor. The Independent Trustees concluded that potential “fall-out” benefits that the Adviser, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds. The Independent Trustees further took into account and relied upon certain undertakings and agreements made by the Adviser and the Acquiring Party relating to ongoing financing, management, control and reporting.

Section 15(f) of the 1940 Act.  The Independent Trustees also considered whether the arrangements between the Adviser, the Acquiring Party and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor under which an investment adviser to an investment company or any of its affiliated persons may receive any amount or benefit in connection with a change in control of the investment adviser provided two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the investment company may not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide additional investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

In connection with the first condition of Section 15(f), the Independent Trustees concluded that upon closing of the Transaction at least 75% of the Trustees would not be “interested persons” (as defined in the 1940 Act) of the Adviser and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), the Adviser represented that no advisory or distribution fee increases were contemplated during the two years following the Transaction. The Independent Trustees also noted that, to the extent future transactions are contemplated and recommended following the Transaction, the Adviser had represented that it would not seek any change that would impose an “unfair burden” on the Trust.

Conclusion.  In considering the New Agreements, the Independent Trustees did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Based on this review, it was the judgment of the Independent Trustees that shareholders of the Burnham Fund had received satisfactory performance at reasonable fees. With respect to the Financial Funds, it was the judgment of the Independent Trustees that the Funds’ performance, which was achieved at reasonable prices, was acceptable given the context of their investment strategies and the sectors in which they invest. As a part of its decision-making process, the Independent Trustees noted that the Adviser and Mendon have long-standing relationships with the Funds they advise or sub-advise, as applicable, and the Independent Trustees believe that a long-term relationship with capable, conscientious advisers is in the best interests of the Funds and their shareholders. The Independent Trustees considered, generally, that shareholders invested in the Funds knowing that the Adviser or Mendon, as applicable, managed the Funds and knowing their investment management fee schedules. As such, the Independent Trustees considered, in particular, whether the Adviser and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders. After full consideration of the above factors, as well as other factors that the Independent Trustees considered instructive in evaluating the New Agreements, the Independent Trustees unanimously concluded that the approval of the New Agreements was in the best interest of each Fund and its shareholders, and approved the New Agreements through June 30, 2015.

BASED ON ALL OF THE FOREGOING, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE PROPOSALS.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP (“TWB”), 1818 Market Street, Philadelphia, PA 19103, serves as independent registered public accounting firm for the Trust. It is not expected that any representatives of TWB will attend the Shareholder Meeting or be available to answer questions. TWB has served as the Trust’s independent registered public accounting firm for the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011. Another independent registered public accounting firm served in that role for prior fiscal years.

Independent Accountants’ Fees

Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Trust by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $66,600 for December 31, 2013 and $66,600 for December 31, 2012.

Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Trust by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under paragraph (a) of this Item are $0 for December 31, 2013 and $0 for December 31, 2012.

Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Trust by the principal accountant for tax compliance, tax advice, and tax planning are $18,000, for December 31, 2013 and $18,000 for December 31, 2012. The services for each of the fiscal years ended December 31, 2013 and December 31, 2012 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for $0 for December 31, 2013 and $0 for December 31, 2012.

Pre-Approval Policies and Procedures.  Pursuant to its charter, the Trust’s Audit Committee must pre-approve all audit and non-audit services to be provided to the Trust. The Trust also pre-approves any non-audit services provided by the Trust’s principal accountant to the Adviser. A copy of the pre-approval policies (Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Registered Public Accounting Firm) is attached as Exhibit C. There were no Audit-Related Fees, Tax Fees or other fees that were approved during the last fiscal year under the “de minimis” exception provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Fees.  The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust and to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Trust’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust for each of the Trust’s last two fiscal years are $0 for December 31, 2013 and $0 for December 31, 2012.

Record Date.  Only shareholders of record of each Fund at the close of business on October 1, 2014 (the “Record Date”) will be entitled to vote with respect to any matter affecting that Fund at the Shareholder Meeting and at any adjournment or postponement thereof. As of the Record Date, there were 3,731,562.738, 3,205,508.708 and 4,963,141.391 issued and outstanding Shares of the Burnham Fund, the Burnham Financial Services Fund and the Burnham Financial Long/Short Fund, respectively.

Required Vote and Voting Information.  The approval of each of the Proposals described above requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund affected by such Proposal, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the proposed Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

The presence in person or by proxy of the holders of one-third of the Shares of a Fund entitled to vote shall constitute a quorum for the transaction of business with respect to such Fund at the Shareholder Meeting. However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as Shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Shareholder Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Funds’ receipt of a subsequent valid internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Shareholder Meeting will not revoke a proxy, a shareholder present at the Shareholder Meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposals described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

Method of Proxy Solicitation.  The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by BAM Holdings. In addition to soliciting proxies by mail, the Adviser may have one or more of the Trust’s officers, representatives or compensated third-party agents, including AST Fund Solutions, LLC, aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

The Adviser may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Persons holding Shares as nominees will be reimbursed by the Adviser, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts. The costs are allocated among the Funds based upon the number of shareholder accounts in each Fund.

Other Matters.  No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Principal Holders of the Fund’s Shares.  The beneficial or record owners of more than 5% of the outstanding Shares of each Fund as of the Record Date are in the table below.

As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

As of the Record Date, the Trustees and Officers, as a group (with the exception of Jon Burnham), owned approximately: less than 1% of the outstanding Shares of each class of each Fund.

Name of Fund	Name of Control Person or Principal Holder and Percentage Ownership
Burnham Fund – Class A	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104-4122 14.72%
Burnham Financial Services Fund – Class A	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104-4122 24.56%
Burnham Financial Long/Short Fund – Class A	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104-4122 12.68%
Burnham Financial Long/Short Fund – Class C	RBC Capital Markets Corp. FBO Chris K. Chun and Shanel L. Chun Rancho Palos Verdes, CA 90275 6.59%

Investment Adviser and Sub-Adviser.  Burnham Asset Management Corp., located at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019, serves as each Fund’s investment adviser. Mendon Capital Advisors Corp., located at 150 Allens Creek Road, Rochester, NY 14618, serves as sub-adviser to the Burnham Financial Services Fund and Burnham Financial Long/Short Fund.

Administrator, Sub-Administrator and Distributor.  Burnham Asset Management Corp. also serves as the Trust’s administrator and Burnham Securities Inc., 1325 Avenue of the Americas, 26th Floor, New York, NY, serves as the Trust’s Distributor. UMB Fund Services, Inc., located at 235 W. Galena Street | Milwaukee, WI 53212-3948 serves as the Funds’ sub-administrator. It is expected that these services will continue to be provided after the New Agreements are approved. For the fiscal year ended December 31, 2013, the Funds paid the Administrator the following fees pursuant to an administration agreement:

Burnham Fund	$176,711
Burnham Financial Long/Short Fund	$73,165
Burnham Financial Services Fund	$75,240

Procedures for Shareholder Communications with the Board.  The Trust’s Board of Trustees will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address. The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Shareholder Proposals.  The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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Exhibit A

FORM OF NEW
INVESTMENT ADVISORY AGREEMENT

[Date]

BURNHAM INVESTORS TRUST
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

BURNHAM ASSET MANAGEMENT CORP.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

Gentlemen:

The undersigned, Burnham Investors Trust, a Delaware statutory trust (the “Trust”), is an investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust hereby engages you to act as the investment adviser to each series of the Trust set forth on Schedule A and any other series of the Trust as the parties may agree from time to time (collectively, the “Funds”), subject to the terms and conditions set forth below.

SECTION 1. INVESTMENT ADVISORY SERVICES.

a. You will regularly provide each Fund with investment research, advice and supervision and will furnish continuously an investment program for each Fund, consistent with the investment objectives and policies of each Fund. You will from time to time recommend to each Fund what securities, in your opinion, should be purchased or sold by the Fund and what portion of the assets of the Fund should remain uninvested. In conducting such review and making such recommendations, you will be guided by each Fund’s investment policies and restrictions as described in the Trust’s registration statement under the Securities Act of 1933, as amended, and the 1940 Act, as filed with the U.S. Securities and Exchange Commission (“SEC”) and as amended from time to time; by policies adopted by the Board of Trustees; and by the provisions of the 1940 Act and the rules and regulations thereunder, subject however to such exemptions as may be granted by the SEC by any rule, regulation, order or interpretative position, so that at all times each Fund will be in compliance with its investment policies and restrictions and with the requirements of the 1940 Act and the rules and regulations thereunder, subject however to such exemptions as may be granted by the SEC by any rule, regulation, order or interpretive position. The Trust agrees to supply you with copies of all such documents and to notify you of any changes in the Funds’ investment policies and restrictions.

b. In rendering such investment advisory services to the Fund pursuant to this Agreement, you may employ, retain or otherwise avail yourself of the services or facilities of other persons or organizations for the purpose of providing you or the Fund with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities or any other information, advice or assistance that you may deem necessary, appropriate or convenient for the discharge of your obligations hereunder or otherwise helpful to the Fund or in the discharge of your overall responsibilities with respect to the other accounts for which you or your affiliates serve as investment adviser.

c. You may employ one or more sub-investment advisers (each a “Subadviser”) to provide investment advisory services to one or more of the Funds by entering into a written agreement with each Subadviser. However, any agreement first will be approved in accordance with the requirements of the 1940 Act as such requirements may be modified or superseded by rule, regulation, order or interpretive position of the SEC. The authority given to you in this Agreement may be delegated by you under any such agreement; provided, however, that any Subadviser will be subject to the same restrictions and limitations on investments and brokerage discretion as you are. The Trust agrees that you will not be accountable to any Fund or its shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even though you retain the right to reverse any such investment, because, in the event a Subadviser is retained, you and the Funds will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.

d. You and any person performing executive or trading functions for a Fund, whose services were made available to the Fund by you, are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause a Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if you or such person determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)) provided by such member, broker or dealer, viewed in terms of either that particular transaction or your or such person’s overall responsibilities with respect to the accounts as to which you or such person exercise investment discretion (as that term is defined in Section 3(a)(35) of the Exchange Act).

SECTION 2. BOOKS, RECORDS AND REPORTS, ETC.

a. You will maintain all books and records with respect to each Fund’s securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Trust’s administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act.

b. You will furnish to the Board of Trustees, at its regularly scheduled meetings, and at such other times as the Board may reasonably request, a resume of the portfolio and report on all matters pertaining to your services as investment adviser. In addition, you will furnish the Trust with such reports and other data as the Board may request, including, without being limited to, industry surveys, news of recent developments, statistical data, and such other information as may keep the Board properly informed on developments relating to each Fund’s portfolio, or similar data relating to securities which you recommend for inclusion in the portfolio of each Fund.

SECTION 3. MULTIPLE CAPACITIES.

a. Nothing contained in this Agreement will prohibit you from acting, and being separately compensated for acting, in one or more capacities on behalf of the Trust including, but not limited to, the capacities of administrator, broker and distributor. The Trust understands that you may act as investment adviser or in other capacities on behalf of other investment companies and customers. While information and recommendations you supply to the Funds will in your judgment be appropriate under the circumstances and in light of the investment objectives of each Fund, they may be different from the information and recommendations you supply to other Funds, investment companies and customers. You will give the Funds equitable treatment under the circumstances in supplying information, recommendations and any other services requested of you, but you will not be required to give preferential treatment to the Funds as compared with the treatment given to any other investment company or customer. Whenever you will act in multiple capacities on behalf of the Funds, you will maintain the appropriate separate accounts and records for each such capacity. All information and advice supplied by you to each Fund hereunder will be for its own use exclusively.

b. Nothing in this Agreement will in any way limit or restrict you or any of your officers, directors, or employees from buying, selling or trading in any securities for your or their own accounts or other accounts.

c. When you deem the purchase or sale of a security to be in the best interest of a Fund as well as other clients, you may, to the extent permitted by applicable laws and regulations, but shall be under no obligations to, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, you will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner you consider to be the most equitable and consistent with your fiduciary obligations to the Funds and to your other clients.

d. You are an independent contractor and not an employee of the Trust for any purpose. If you ever give any advice to your clients concerning the shares of the Trust, you will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any Fund.

SECTION 4. PAYMENT OF EXPENSES.

a. Except as otherwise provided herein, you will at your own expense furnish to the Trust office space in your offices or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing each Fund’s investments, and you will arrange, if desired by the Trust, for members of your organization to serve as trustees, officers or agents of the Trust.

b. You will pay directly or reimburse the Trust for the compensation (if any) of the Trustees who are affiliated with, or “interested persons” (as defined in the 1940 Act) of, you and all officers of the Trust who are your employees.

c. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically otherwise provided in this agreement. The Trust, on behalf of each Fund to the extent allowable to that Fund, will assume and will pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by your personnel, or your affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (iv) issue and transfer taxes chargeable to a Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC; (vii) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements, and reports to shareholders and reports to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution fees paid by a Fund in accordance with Rule 12b-1 under the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with or interested persons of you, the Trust (other than as Trustees) or Burnham Securities, Inc.; (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

d. In addition to the expenses described in Section 4(c) above, each Fund will pay all brokers’ and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

e. You shall not be obligated to pay any expenses of or for the Fund not expressly assumed by you pursuant to this Section.

SECTION 5. COMPENSATION FOR SERVICES.

a. Each Fund will pay you, as compensation for your services and expenses assumed hereunder, a fee as set forth in the attached Schedules. Management fees payable hereunder will be computed daily and paid monthly in arrears. If this Agreement is effective subsequent to the first day of the month, or if this Agreement is terminated, the fee provided in this section will be computed on the basis of the number of days in the month for which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

b. You may from time to time agree not to impose all or a portion of your fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by you, subject to such terms regarding recoupment as from time to time agreed to by the Board, including a majority of the trustees who are not interested persons of you. Any such fee reduction or undertaking may be discontinued or modified by you at any time.

c. Nothing herein will preclude you or your affiliates from executing brokerage transactions for the Funds, charging the Funds brokerage commissions for these transactions and deriving a profit from these transactions.

SECTION 6. LIABILITY OF THE INVESTMENT ADVISER.

a. You will be liable for your own acts and omissions caused by your willful misfeasance, bad faith, or gross negligence in the performance of your duties or by your reckless disregard of your obligations under this Agreement, and nothing herein will protect you against any such liability to the Trust or its shareholders. You will not be liable for the acts and omissions of any agent employed by you, nor for those of any bank, trust company, broker or other person with whom or into whose hands any moneys, shares of the Trust or securities and investments may be deposited or come in compliance with the provisions of this Agreement. You will not be liable for any defect in title of any property acquired, nor for any loss unless it occurs through your own willful default. Subject to the first sentence of this section, you will not be liable for any action taken or omitted on advice, obtained in good faith, of counsel, provided such counsel is satisfactory to the Trust.

b. None of the trustees, officers, agents or shareholders of the Trust will be personally liable hereunder or are assuming any liability for obligations entered into on behalf of the Trust. All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust. No Fund will be liable for any claims against any other Fund of the Trust.

SECTION 7. USE OF THE NAME “BURNHAM.”

a. The Trust agrees that in the event that neither you nor any of your affiliates acts as an investment adviser to the Trust or a Fund, the name of the Trust or Fund will be changed to one that does not contain the name “Burnham” or otherwise suggest an affiliation with you.

SECTION 8. DISASTER RECOVERY/BUSINESS CONTINUITY.

a. You warrant and represent that you:

a.	have a reasonably designed disaster recovery plan;
b.	have implemented various procedures and systems with regard to safekeeping from loss or damage attributable to fire, theft or any other cause the blank checks, records and other data of the Trust, and your equipment, facilities and other property used in the performance of your obligations hereunder are reasonable and adequate and that you will make such changes therein from time to time as are reasonably required for the secure performance of your obligations hereunder; and

b. You shall continuously maintain and periodically test such reasonably designed back-up systems and disaster recovery plans, and shall report to the Trust and the Board of Trustees no less than annually regarding such maintenance and testing. Notwithstanding the foregoing or any other provision of this Agreement, you shall not be responsible for any damage, loss of data, delay or any other loss whatsoever caused by events beyond your reasonable control. Events beyond your reasonable control (“Force Majeure Events”) include, without limitation, natural disasters, actions or decrees of governmental bodies, terrorist actions, communication lines failures that are not the fault of either party, flood or catastrophe, acts of God or other similar events beyond its control.

c. In the event of a Force Majeure Event, you shall follow applicable procedures in your disaster recovery and business continuity plan and use all commercially reasonable efforts to minimize any service interruption.

SECTION 9. COMPLIANCE MATTERS.

a. You agree that you are a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, you agree to cooperate fully with the Trust and its Trustees and officers, including the Chief Compliance Officer of the Trust, with respect to any and all compliance-related matters.

b. You represent, warrant and covenant that you have implemented and shall maintain a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

SECTION 10. TERMINATION OF AGREEMENT, ASSIGNMENT AND AMENDMENT.

a. This Agreement may be terminated at any time with respect to any Fund without the payment of any penalty upon at least 60 days’ written notice by the terminating party to the other party, by you or by the Trust acting pursuant to a resolution adopted by the Board, or by the vote of a majority of the outstanding voting securities of that Fund.

b. This Agreement will automatically terminate in the event of its assignment. Termination will not affect rights of the parties which have accrued prior thereto.

c. This Agreement contains the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with any applicable requirements of the 1940 Act as modified or superseded by any rule, regulation, order on interpretive position of the SEC.

SECTION 11. DURATION OF AGREEMENT.

a. Unless sooner terminated, this Agreement will continue in effect until June 30, 2015, and from year to year thereafter until terminated, provided that the continuation of the Agreement and the terms thereof are approved annually in accordance with the requirements of the 1940 Act, as modified or superseded by rule, regulation, order or interpretative position of the SEC, subject to your right and the Trust’s right to terminate this Agreement as provided in Section 10 hereof.

SECTION 12. DEFINITIONS.

a. The terms “assignment,” “interested person,” “voting securities” and “vote of a majority of the outstanding voting securities” when used in this Agreement will have the meanings given such terms in the 1940 Act.

SECTION 13. CONCERNING APPLICABLE PROVISIONS OF LAW.

a. This Agreement will be subject to all applicable provisions of law, including, without being limited to, the applicable provisions of the 1940 Act. To the extent that any provisions herein conflict with any applicable provisions of law, the latter will control.

b. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

c. This Agreement will be governed by the substantive law of the State of New York and the applicable provisions of the 1940 Act.

d. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

SECTION 14. EFFECTIVE DATE.

a. This Agreement is effective [Date].

SECTION 15. MISCELLANEOUS.

a. The captions in this agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

Very truly yours,

BURNHAM INVESTORS TRUST

Name: Jon M. Burnham
Title:  President and Chief Executive Officer

Attest:

Name:

Accepted:

BURNHAM ASSET MANAGEMENT CORP.

Name: Jon M. Burnham
Title:  Chairman and Chief Executive Officer

Attest:
Name:
Title:

SCHEDULE A

As of [Date]:

Fund	Fee Schedule
Burnham Fund	Fee Schedule I
Burnham Financial Services Fund	Fee Schedule I
Burnham Financial Long/Short Fund	Fee Schedule II
Burnham Energy Income and MLP Fund	Fee Schedule III

FEE SCHEDULE I

As of [Date]:

Annual Fee Rate as a Percentage of Fund Average Daily Net Asset Value
Burnham Fund	0.60%
Burnham Financial Services Fund	0.75%

The average net asset value for the month will be based on the net asset value used in determining the price at which Fund shares are sold, repurchased or redeemed on each day of the month.

If this Agreement becomes effective as to a Fund subsequent to the first day of a month, or terminates before the last day of a month, your compensation for such fraction of the month will be determined by applying the foregoing percentages to the average daily net asset value of the Fund during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

FEE SCHEDULE II

As of [Date]:

COMPENSATION FOR SERVICES
BURNHAM FINANCIAL LONG/SHORT FUND

a. The Fund shall pay you, as compensation for your services and expenses assumed hereunder, a fee as set forth below. Advisory fees payable hereunder shall be computed daily and paid monthly in arrears.

b. The fee payable hereunder shall be composed of the Basic Fee (as defined below) and a Performance Adjustment (as defined below) to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of a securities index determined by the Board to be appropriate over the same period, which the Board has designated as the KBW Bank Index (the “Index”).

c. From time to time, the Board may by a vote of the trustees, including a majority of the trustees who are not interested persons of you or (other than as Board members) the Fund in the manner prescribed by the 1940 Act and the rules and regulations thereunder, determine: (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Trust; and/or (ii) that a Class of shares of the Trust other than Class A is most appropriate for use in calculating the Performance Adjustment. After ten days’ written notice to you, a successor index (the “ Successor Index”) may be substituted for the Index in prospectively calculating the Performance Adjustment; and/or a different Class of shares may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Trust’s performance compared to the Index. The use of a different Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Class was outstanding at the beginning of such period. In the event that such Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Class was outstanding and any prior portion of the Performance Period shall be calculated using Class A shares. Any actions permitted by this Section 5(c) taken by the Board shall not be effective unless approved by a majority of the outstanding voting securities of the Fund if so required by the 1940 Act, subject however to such exemptions as may be granted by the SEC by any rule, regulation, order or interpretive position from any such requirement of the 1940 Act.

d. The “Basic Fee” shall be equal to 0.90% per annum of the Fund’s average daily net assets.

e. The “Performance Adjustment” consists of an adjustment to the monthly Basic Fee to be made by applying a performance adjustment rate to the average net assets of the Fund over the Performance Period (as defined below). The resulting dollar figure shall be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

The performance adjustment rate shall be equal to 0.01% per annum for each percentage point rounded to the nearer point (the higher point if exactly one-half point) that the Fund’s investment performance for the period was better or worse than the record of the Index (as then constituted). The maximum Performance Adjustment is plus or minus 0.10% per annum. In addition, as the Fund’s average daily net assets over the Performance Period may differ substantially from the Fund’s average daily net assets during the current year, the Performance Adjustment may be further adjusted to the extent necessary to ensure that the total Performance Adjustment to the Basic Fee on an annualized basis does not exceed 0.10%.

The “Performance Period” shall consist of a rolling 36 month period consisting of the most recently completed month and the previous 35 months, or such shorter period since commencement of the Fund’s operations.

The Fund’s investment performance will be measured by comparing the (i) opening net asset value of one Class A share of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one Class A share of the Fund as of the last business day of such Performance Period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose stock comprise the Index, will be treated as reinvested in accordance with Rule 205-1 (or any other applicable rule) under the Investment Advisers Act of 1940, as the same from time to time may be amended.

The computation of the Performance Adjustment shall not be cumulative. A positive fee adjustment will apply even though the performance of the Fund over some period of time shorter than the Performance Period has been behind that of the Index, and, conversely, a negative fee adjustment will apply for the month even though the performance of the Fund over some period of time shorter than the Performance Period has been ahead of that of the Index.

An appropriate percentage (based on the number of days in the current month) of the annual Performance Adjustment rate shall be multiplied by the Fund’s average net assets (computed in the manner set forth in the Trust’s registration statement adjusted as provided above, if applicable) determined as of the close of business on each business day throughout the Performance Period. The resulting dollar amount is added to or deducted from the Basic Fee.

The advisory fee payable hereunder shall be computed daily and paid monthly in arrears. If this Agreement terminates before the last day of a month, the Basic Fee then in effect shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the Performance Period (or such shorter period since commencement of the Fund’s operations) ending on the last business day on which this Agreement is in effect.

You may from time to time agree not to impose all or a portion of your fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by you, subject to such terms regarding recoupment as from time to time agreed to by the Board, including a majority of the trustees who are not interested persons of you. Any such fee reduction or undertaking may be discontinued or modified by you at any time.

Nothing herein will preclude you or your affiliates from executing brokerage transactions for the Fund, charging the Fund brokerage commissions for these transactions and deriving a profit from these transactions.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

During the term of this Agreement, any compensation payable to you under this Agreement shall be held in an interest bearing escrow account. If, during the term of this Agreement, a new investment advisory agreement with you is approved by a majority of the Fund’s outstanding voting securities, then the amount held in the escrow account on behalf of the Fund (plus interest and income earned thereon and proceeds thereof) shall be paid to you. If, however, a new investment advisory agreement is not approved by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), then you, with respect to the Fund, shall be entitled to the lesser of: (i) any costs incurred in performing this Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof).

FEE SCHEDULE III

As of [Date]:

COMPENSATION FOR SERVICES
BURNHAM ENERGY INCOME AND MLP FUND

Average Daily Net Assets	Basic Fee Rate
First $500 million	1.00%
More than $500 million and up to $1 billion	0.95%
More than $1 billion and up to $3 billion	0.90%
Over $3 billion	0.85%

The average net asset value for the month will be based on the net asset value used in determining the price at which Fund shares are sold, repurchased or redeemed on each day of the month.

If this Agreement becomes effective as to a Fund subsequent to the first day of a month, or terminates before the last day of a month, your compensation for such fraction of the month will be determined by applying the foregoing percentages to the average daily net asset value of the Fund during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

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Exhibit B

[Date]

FORM OF
NEW BURNHAM FINANCIAL SERVICES FUND
SUB-ADVISORY AGREEMENT

BURNHAM INVESTORS TRUST on behalf of
BURNHAM FINANCIAL SERVICES FUND
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

BURNHAM ASSET MANAGEMENT CORP.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

MENDON CAPITAL ADVISORS CORP.
150 Allens Creek Road
Rochester, New York 14618

Dear Sirs:

Burnham Investors Trust (the “Trust”), of which Burnham Financial Services Fund (the “Fund”) is a series, has been organized as a statutory trust under the laws of the State of Delaware to engage in the business of an investment company. The Trust’s shares of beneficial interest are currently divided into three series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets.

The board of trustees of the Trust (the “Trustees”) has selected Burnham Asset Management Corp. (the “Adviser”) to provide overall investment advice and management for the Fund, and to provide certain other services, under the terms and conditions provided in the investment advisory agreement, between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”).

The Adviser and the Trustees have selected Mendon Capital Advisors Corp. (the “Sub-Adviser”) to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions set forth in this sub-advisory agreement (this “Agreement”). The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Accordingly, the Trust, on behalf of the Fund, and the Adviser agree with the Sub-Adviser as follows:

1.	Delivery of Documents. The Trust has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:
(a)	agreement and declaration of trust of the Trust, dated August 20, 1998 (the “Declaration of Trust”), as amended and in effect on the date hereof;
(b)	by-laws of the Trust as in effect on the date hereof;

(c)	resolutions of the Trustees selecting the Sub-Adviser as the investment Sub-Adviser to the Fund and approving this Agreement;
(d)	resolutions of the Trustees selecting the Adviser as Investment Adviser to the Fund and approving the Investment Advisory Agreement;
(e)	the Investment Advisory Agreement;
(f)	the Fund’s prospectus and statement of additional information; and
(g)	the Trust’s code of ethics, proxy voting policy and liquidity policy.

The Adviser will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

2.	Investment Services. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information. In the performance of the Sub-Adviser’s duties hereunder, subject always to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 1 above, as from time to time amended or supplemented, the restrictions (including, without limitation, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company), and any investment guidelines or other instructions received in writing from the Adviser, and subject, further, to such policies and instructions as the Trustees may from time to time establish and deliver to the Sub-Adviser, the Sub-Adviser will, at its own expense:
(a)	determine what securities shall be purchased for the Fund, what securities shall be held or sold, what portion of the Fund’s assets shall be held uninvested and furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth above, with respect to the purchase, holding and disposition of portfolio securities and other permitted investments;
(b)	furnish the Adviser and the Fund with advice in connection with policy decisions to be made by the Board of Trustees or any committee thereof about the Fund’s investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies that are reasonably available to the Sub-Adviser and necessary for the Sub-Adviser to perform its obligations hereunder;
(c)	submit such reports relating to the valuation of the Fund’s securities as the Adviser may reasonably request;

(d)	subject to prior consultation with the Adviser, assist the Fund in any negotiations relating to the Fund’s investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;
(e)	consistent with the provisions of Section 7 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities for the Fund’s account with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser will seek to obtain best price and execution, except as otherwise provided in the prospectus and statement of additional information of the Fund or except as otherwise required by the Fund;
(f)	from time to time or at any time reasonably requested by the Adviser or the Trustees, make reports to the Adviser or the Trustees, as requested, of the Sub-Adviser’s performance of the foregoing services;
(g)	subject to the supervision of the Adviser, maintain and preserve the records required by the Investment Company Act of 1940 (the “1940 Act”) to be maintained by the Sub-Adviser (the Sub-Adviser agrees that such records are the property of the Fund and copies will be surrendered to the Fund promptly upon request therefor);
(h)	give instructions to the custodian (including any sub-custodian) of the Fund as to deliveries of securities to and from such custodian and payments of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given; and
(i)	cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, semi-annual reports on Forms N-SAR and N-CSR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with states and with United States agencies responsible for tax matters, and other reports and filings of like nature.

The Sub-Adviser shall conform its conduct to, and will ensure that its advice with respect to the Fund complies with, the 1940 Act and all rules and regulations thereunder, the requirements for qualification of the Fund as a regulated investment company under Subchapter M of the Code, all other applicable federal and state laws and regulations and with the provisions of the Fund’s prospectus and statement of additional information as amended or supplemented.

In the performance of its duties hereunder, the Sub-Adviser is and will be an independent contractor and unless otherwise expressly provided or authorized will have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed to be an agent of the Fund or of the Adviser.

The Sub-Adviser’s services to the Fund pursuant to this Agreement are deemed to be exclusive for the entire period that this Agreement is in effect. The Sub-Adviser may render investment advice, management and other services only to clients that are not publicly offered investment companies that would be in direct competition with the Fund (for avoidance of doubt, any publicly offered investment company that invests primarily in equity securities of financial industry companies is considered to be in direct competition with the Fund). Notwithstanding the foregoing, nothing in this Agreement shall prohibit the Sub-Adviser from serving as the Sub-Adviser to the Burnham Financial Services Fund or any other fund sponsored by the Adviser.

3.	Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities that it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.
4.	Expenses of the Fund not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly state will be payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay any Fund expense or to reimburse the Adviser for any such expense that the Adviser is required to pay or costs of any broker-dealer in connection with the Fund.
5.	Compensation of the Sub-Adviser. The Adviser will pay the Sub-Adviser, as compensation for services and expenses assumed hereunder, a fee as set forth in Schedule I. Sub-advisory fees payable hereunder will be computed daily and paid monthly in arrears, within 30 calendar days after the related month end. If this Agreement is effective subsequent to the first day of the month, or if this Agreement is terminated, the fee provided in this section will be computed on the basis of the number of days in the month for which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The Sub-Adviser understands and agrees that neither the Trust nor the Fund has any liability for the Sub-Adviser’s fee hereunder. Calculations of the Sub-Adviser’s fee will be based on average net asset values as provided by the Adviser.
6.	Other Activities of the Sub-Adviser and its Affiliates. Except as provided in the last paragraph of Section 2 above, nothing herein contained will prevent the Sub-Adviser or any of its directors, managers, members, officers, employees, or affiliates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or a portfolio similar to the Fund. Except as provided in the last paragraph of Section 2 above, it is specifically understood that the directors, managers, members, officers and employees of the Sub-Adviser and its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Sub-Adviser or of its affiliates.
7.	Avoidance of Inconsistent Position and Brokerage. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, managers, members, officers, employees or affiliates will act as principal or agent or receive any compensation, other than the compensation provided for in this Agreement. The Sub-Adviser or its agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by it, which may include affiliates of the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for the Fund the most favorable price and efficient execution available. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other of its clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser will not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser or any of its directors, managers, members, officers or employees has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction. (For avoidance of doubt, it is agreed that neither the Sub-Adviser nor any of its directors, managers, members, officers or employees shall be deemed to have a financial interest in the securities of any issuer solely as a result of any of the sub Adviser’s other clients having a financial interest in such issuer.) Access persons (as defined in Rule 17j-1 under the 1940 Act) of the Sub-Adviser will provide personal trading reports to a person designated by the Fund in accordance with the Fund’s code of ethics applicable to the Sub-Adviser.

8.	No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Sub-Adviser are not partners of or joint ventures with each other and nothing herein shall be construed so as to make them such partners or joint ventures or impose any liability as such on any of them.
9.	Limitation of Liability of the Sub-Adviser. Neither the Sub-Adviser nor any director, manager, member, officer or employee of the Sub-Adviser will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
10.	Duration and Termination of this Agreement. This Agreement will remain in effect until June 30, 2015 and from year to year thereafter, but only so long as each such continuance is specifically approved at least annually in the manner prescribed by the 1940 Act and the rules and regulations thereunder, subject however to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position. This Agreement may, on at least 60 days’ written notice, be terminated at any time without the payment of any penalty by the Fund by vote of a majority of the outstanding voting securities of the Fund or by the Board of Trustees or by the Adviser or by the Sub-Adviser. Termination of this Agreement with respect to the Fund will not be deemed to terminate or otherwise invalidate any provisions of the Investment Advisory Agreement or any contract between the Sub-Adviser and any other series of the Trust. This Agreement will automatically terminate in the event of its assignment or upon the termination of the Adviser’s Investment Advisory Agreement. This Agreement will become effective upon the effectiveness of the Adviser’s Investment Advisory Agreement. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act (including the definitions of “assignment,” “interested person” and “voting security”), will be applied, subject however to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.
11.	Amendment of this Agreement. No provision of this Agreement may be changed or waived orally, but only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. No amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement will be effective until approved by the Trustees, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser or (other than as board members) the Fund in the manner prescribed by the 1940 Act and the rules and regulations thereunder, and

(b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, subject however to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

It shall be the Sub-Adviser’s responsibility to furnish to the Trustees such information as may reasonably be necessary in order for the Trustees to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Sections 10 or 11 hereof.

12.	Proxy Voting. Unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Fund or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held in the Fund without consultation with Adviser or the Fund, provided that the Sub-Adviser will follow any written instructions received from the Adviser or the Fund with respect to voting as to particular issues. The Sub-Adviser shall further respond to all corporate action matters incident to the securities held in the Fund including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations.
13.	Miscellaneous.
(a)	The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name Burnham Investors Trust is the designation of the Trustees under the Declaration of Trust dated August 20, 1998. The obligations of the Fund are not personally binding upon, nor will resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Fund’s property will be bound. The Fund will not be liable for the obligations of any other series of the Trust.
(b)	Nothing herein contained will limit or restrict the Sub-Adviser or any of its directors, managers, members, officers, employees or affiliates from buying, selling or trading in any securities for its or their own account or accounts. The Trust on behalf of the Fund acknowledges that the Sub-Adviser and its directors, managers, members, officers, employees and affiliates, and its other clients may, subject to compliance with the Fund’s code of ethics applicable to the Sub-Adviser, at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Fund. The Sub-Adviser will have no obligation to acquire for the Fund, a position in any investment which the Sub-Adviser, its directors, managers, members, officers, employees or affiliates may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the

Fund. Nothing herein contained will prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.
(c)	Governing Law. This Agreement shall be governed by the substantive law of the State of New York and the applicable provisions of the 1940 Act.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Yours very truly,

BURNHAM ASSET MANAGEMENT CORP.

By:	Jon M. Burnham
Its:	Chairman and Chief Executive Officer

BURNHAM INVESTORS TRUST on behalf of
BURNHAM FINANCIAL SERVICES FUND

By:
Its:

The foregoing Agreement is hereby agreed to as of the date thereof.

MENDON CAPITAL ADVISORS CORP.

By:	Anton V. Schutz
Its:	President

SCHEDULE I

ANNUAL SUB-ADVISORY FEE RATE

Annual Fee Rate as a Percentage Fund of Average Daily Net Asset Value
Burnham Financial Services Fund	0.375%

The average net asset value for the month will be based on the net asset value used in determining the price at which Fund shares are sold, repurchased or redeemed on each day of the month.

If this Agreement becomes effective as to a Fund subsequent to the first day of a month, or terminates before the last day of a month, your compensation for such fraction of the month will be determined by applying the foregoing percentages to the average daily net asset value of the Fund during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

Exhibit C

BURNHAM INVESTORS TRUST

Approval of Audit, Audit-Related, Tax and Other Services
Provided by the Independent Registered Public Accounting Firm

Section I — Policy Purpose and Applicability

Burnham Investors Trust (the “Trust”) recognizes the importance of maintaining the independence of its independent registered public accounting firm (the “auditors”). Maintaining independence is a shared responsibility involving the Trust’s management, its audit committee and its auditors.

The Trust, on behalf of its series (the “Funds”), recognizes that the auditors: 1) possess knowledge of the operations of the Funds, 2) are able to incorporate certain services into the scope of their audit of the Funds’ financial statements, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Regulation S-X Rule 2-01(c)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the auditors to perform audit, audit-related, tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a particular Fund shall also constitute approval, subject to the same terms and conditions, for any other Fund whose pre-approval is required pursuant to Regulation S-X Rule 2-01(c)(7)(ii). This policy shall apply both to Funds existing on the date of its adoption and to Funds created thereafter.

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Regulation S-X Rule 2-01 may be approved by the Audit Committee itself (or such member or members of the Audit Committee as the Audit Committee may authorize to grant such approval) and any pre-approval that may be waived in accordance with Regulation S-X Rule 2-01(c)(7)(i)(C) is hereby waived.

Selection of the auditors and their compensation for purposes of the annual audit shall be determined by the Audit Committee and shall not be subject to this policy.

Approved:  March 2008

Section II — Policy Detail

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
1. Audit Services	Services that are directly related to performing the independent audit of the Funds’ financial statements

•

Accounting research assistance

•

SEC consultation, registration statements, and reporting

•

Tax accrual related matters

•

Implementation of new accounting standards

•

Compliance letters (e.g., rating agency letters)

•

Regulatory reviews and interpretive assistance regarding financial matters

•

Semi-annual report reviews (if requested by the Audit Committee)

•

Attest and agreed upon procedures required by statute

•

“One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the auditors as the independent registered public accounting firm for a Fund for a fiscal year shall constitute pre-approval for these services for such fiscal year.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

Section II — Policy Detail - (continued)

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
2. Audit-Related Services	Services which are not prohibited under Regulation S-X Rule 2-01(C)(4) (the “Rule”) and are related extensions of the audit services, support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the auditors, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

•

AICPA attest and agreed-upon procedures

•

Attest or agreed-upon procedures not required by statute or SEC or accounting regulations

•

Technology control assessments

•

Financial reporting control assessments

•

Enterprise security architecture assessment

•

Advice to Fund management as to accounting or disclosure treatment of transactions or events

•

Advice to management as to accounting or disclosure treatment, or actual or potential impact of final or proposed rules, standards or interpretations of the SEC, FASB or other regulatory or standard setting bodies

•

“One-time” pre-approval for a calendar year within a specified dollar limit ($25,000 in the aggregate for all pre-approved specific service subcategories for all Funds).

•

Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals).

•

Specific approval is needed to use the auditors for Audit-Related Services not denoted as “pre-approved” in the column immediately to the left, or to add a specific service subcategory as “pre-approved.”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported semi-annually to the Audit Committee.

Section II — Policy Detail - (continued)

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
3. Tax Services	Tax services which are not prohibited by the Rule, if an officer of the Trust determines that using the auditors to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

•

Tax planning and support

•

Tax controversy assistance

•

Tax compliance, tax returns, excise tax returns and support

•

Tax opinions

•

Tax analysis regarding possible proposals for fund liquidations or reorganizations

•

Tax analysis relating to particular types of securities or corporate action events

•

Tax services relating to RIC qualification, shareholder reporting, information reporting, determining distributable income and gain, tax elections

•

Tax services related to addition of new funds (i.e., startup issues, initial diversification and related matters)

•

“One-time” pre-approval for a calendar year within a specified dollar limit ($25,000 in the aggregate for all pre-approved specific service subcategories for all Funds).

•

Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals).

•

Specific approval is needed to use the auditors for tax services not denoted as “pre-approved” in the column immediately to the left, or to add a specific service subcategory as “pre-approved.”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported semi-annually to the Audit Committee.

Section II — Policy Detail - (continued)

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
4. Other Services – Synergistic, unique qualifications	Other services which are not prohibited by the Rule, if an officer of the Trust determines that using the auditors to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the auditors possess unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects, including Rule 17f-2 “self-custody” verification for the Funds

•

“One-time” pre-approval for a calendar year within a specified dollar limit ($25,000 in the aggregate for all pre-approved specific service subcategories).

•

Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals).

•

Specific approval is needed to use the auditors for “Synergistic” or “Unique Qualifications” or Other Services not denoted as “pre-approved” in the column immediately to the left, or to add a specific service subcategory as “pre-approved.”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported semi-annually to the audit committee.

Section II — Policy Detail - (continued)

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
Prohibited Services	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*
2. Financial information systems design and implementation*
3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports
4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*
5. Internal audit outsourcing services*
6. Management functions or human resources
7. Broker or dealer, investment advisor, or investment banking services
8. Legal services
9. Expert services unrelated to the audit
10. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

•

These services are not to be performed with the exception of the services denoted by an asterisk (*) (subcategories 1 through 5 in the column immediately to the left) that may be permitted if they would not be subject to audit procedures at the audit client (as defined in Rule 2-01(f)(4)) level by the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

Section II — Policy Detail - (continued)

General Audit Committee Approval Policy:

•	For all projects, the officers of the Trust and the auditors will each make an assessment to determine that any proposed projects will not impair the auditors’ independence.

Potential services by the auditors will be classified by officers of the Trust and the auditors into the four non-restricted service categories denoted by Sections I – IV above and this “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth in this Policy must be specifically approved by the Audit Committee (or such member or members of the Audit Committee as the Audit Committee may authorize to grant such approval).

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

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Exhibit D

[Information Statement for Burnham Financial Long/Short Fund]

IMPORTANT NEWS ABOUT BURNHAM FINANCIAL LONG/SHORT FUND
(Formerly, Burnham Financial Industries Fund)

October 22, 2014

Dear Shareholders of the Burnham Financial Long/Short Fund:

The enclosed Information Statement details updates concerning the sub-adviser structure of the Burnham Financial Long/Short Fund (the “Fund”) of Burnham Investors Trust (the “Trust”).

On July 23, 2014, Burnham Financial Group, Inc. (“Burnham Financial”), the parent company of Burnham Asset Management Corp., the Funds’ investment adviser (the “Adviser”), and Jon M. Burnham, individually and as representative of the J. Burnham Family Group, and certain other individuals, entered into an Amended and Restated Loan and Stock Purchase Option Agreement with COR Fund Advisors, LLC (“CORFA”) and BAM Holdings LLC (“BAM Holdings” or the “Acquiring Party”) (the “2014 Agreement”) by which, among other things, BAM Holdings would purchase all of the issued and outstanding capital stock of the Adviser (the “Transaction”). BAM Holdings is controlled by Devon Archer and Kirin Global Investments Ltd. The Transaction is expected to occur shortly after shareholder approval of the New Agreements (the “Closing Date”). Jon Burnham is expected to continue to be the portfolio manager of the Burnham Fund and to serve as Chairman and Chief Executive Officer of the Adviser, and President, Chief Executive Officer and Chairman of the Board of Trustees (the “Board”) of the Trust.

In anticipation of the Transaction, the Board approved a new investment advisory agreement with the Adviser (the “New Advisory Agreement”) on substantially similar terms as the Current Advisory Agreement, including identical fees. The New Advisory Agreement will be submitted to the Trust’s shareholders for approval in the fourth quarter of 2014.

The Trust has an exemptive order from the U.S. Securities and Exchange Commission that allows the Fund to make sub-adviser changes without shareholder approval (the “Manager of Managers Order”). In light of the Transaction and pending termination of the Current Sub-Advisory Agreement discussed above, the Board approved, with respect to the Fund, a new sub-advisory agreement with Mendon (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement contains substantially similar terms as the Current Sub-Advisory Agreement, including identical fees.

Please read this Information Statement and call us at 1-800-874-3863 if you have any questions.

On behalf of the Board, I thank you for your continued investment in the Fund.

Sincerely,

Jon M. Burnham
President and Chief Executive Officer

BURNHAM INVESTORS TRUST
INFORMATION STATEMENT

TO SHAREHOLDERS OF
THE BURNHAM FINANCIAL LONG/SHORT FUND

This document is an Information Statement and is being furnished to shareholders of the Burnham Financial Long/Short Fund (the “Fund”), a series of Burnham Investors Trust (the “Trust”), in lieu of a proxy statement pursuant to the terms of an exemptive order from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval (the “Manager of Managers Order”). Specifically, the Manager of Managers Order permits Burnham Asset Management Corp. (the “Adviser”) and the Board of Trustees of the Trust (the “Board”) to appoint additional sub-advisers, terminate and replace sub-advisers, and materially amend existing sub-advisory agreements without prior approval of the Fund’s shareholders.

This Information Statement is being mailed on or about October 23, 2014 to the shareholders of the Fund of record as of October 1, 2014, (the “Record Date”). BAM Holdings will bear the expenses incurred in connection with preparing this Information Statement. As of the Record Date, the total outstanding shares of Class A and Class C of the Fund were 4,272,317.143 and 690,824.248, respectively. Information on shareholders who owned beneficially 5% or more of the shares of the Fund as of the Record Date is set forth in Appendix B to this Information Statement. To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APPOINTMENT OF MENDON AS SUB-ADVISOR

On July 23, 2014, Burnham Financial Group, Inc. (“Burnham Financial”), the parent company of the Adviser, and Jon M. Burnham, individually and as representative of the J. Burnham Family Group, and certain other individuals, entered into an Amended and Restated Loan and Stock Purchase Option Agreement with CORFA and BAM Holdings (sometimes referred to as the “Acquiring Party”) (the “2014 Agreement”) by which, among other things, BAM Holdings would purchase all of the issued and outstanding capital stock of the Adviser (the “Transaction”). BAM Holdings is controlled by Devon Archer and Kirin Global Investments Ltd. The Transaction is expected to occur shortly after shareholder approval of the New Agreements (the “Closing Date”). Jon Burnham is expected to continue to be the portfolio manager of the Burnham Fund and to serve as Chairman and Chief Executive Officer of the Adviser and President, Chief Executive Officer and Chairman of the Board. The Transaction is not expected to result in material changes to the day-to-day management and operations of the Funds. For example, your daily experience in dealing with the Funds is expected to remain unchanged.

The Transaction will constitute an assignment of, and automatically terminate, the current investment management agreement (the “Current Advisory Agreement”) between the Adviser and the Trust, on behalf of the Fund, in accordance with

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Fund. The Transaction will also result in the termination of the current sub-advisory agreement among the Adviser, Mendon Capital Advisors Corp. (“Mendon” or the “Sub-Adviser”), and the Trust on behalf of the Fund (“Current Sub-Advisory Agreement”). The Current Advisory Agreement and the Current Sub-Advisory Agreement were each originally entered into on May 3, 1999 and were last approved by the initial shareholder of the Burnham Financial Services Fund prior to the inception of operations on June 7, 1999. In anticipation of the Transaction, the Board approved a new investment advisory agreement with the Adviser (the “New Advisory Agreement”) on substantially similar terms as the Current Advisory Agreement, including identical fees. The New Advisory Agreement will be submitted to the Trust’s shareholders for approval in the fourth quarter of 2014.

The Manager of Managers Order allows certain sub-adviser changes to be made without shareholder approval. In light of the Transaction and pending termination of the Current Sub-Advisory Agreement discussed above, the Board approved, with respect to the Fund, a new sub-advisory agreement with Mendon (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”). The New Sub-Advisory Agreement contains substantially similar terms as the Current Sub-Advisory Agreement, including identical fees.

The management and portfolio managers at Mendon will not change as a result of the Transaction. Unrelated to the Transaction, Mendon entered into a services agreement effective April 1, 2014 with RMB Capital Management LLC (“RMB”), a Chicago-based asset management company, pursuant to which RMB will perform certain administrative services for Mendon. This arrangement is not expected to change the level of services provided to the Fund or the portfolio management or investment strategies of Mendon.

BOARD CONSIDERATION OF THE SUB-ADVISORY AGREEMENT

In anticipation of the Transaction, the Trustees who have no direct or indirect interest in the Transaction and who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) and the interested Trustee received and reviewed a substantial amount of information provided by the Adviser and the Acquiring Party in response to requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Independent Trustees had numerous opportunities to ask questions of and request additional materials from the Adviser and the Acquiring Party.

During each meeting at which the Independent Trustees considered the New Advisory Agreement and Sub-Advisory Agreement, they met in executive session with their independent legal counsel. The Independent Trustees also met separately with Devon Archer and with management of the Adviser on three different occasions. In all, the Independent Trustees convened formally on multiple separate occasions to consider whether it would be in the best interests of the Fund and shareholders to approve the New Agreements and convened informally on many other occasions to discuss outstanding issues. As they considered the New Agreements, the Independent Trustees were advised by independent legal counsel.

At these meetings, the Board, including the Independent Trustees, received and considered materials relating to the Adviser’s and Mendon’s investment and management services. These materials included: (i) information on the investment performance of the Fund and relevant indices over various time periods; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; (v) the procedures employed to determine the value of the Fund’s assets; (vi) the allocation of the Fund’s brokerage, including to an affiliate of the Adviser, and the use of “soft” commission dollars to pay for research and brokerage services; and (vii) the record of compliance with the Fund’s investment policies and restrictions and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s and Mendon’s compliance departments.

In addition, in evaluating the New Sub-Advisory Agreement, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by the Adviser, the Acquiring Party and Mendon, including without limitation information regarding the Adviser, the Acquiring Party, Mendon, their affiliates and personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of the Adviser, the Acquiring Party and Mendon (including the portfolio managers of the Fund associated with those firms) the operations of the Fund and the capabilities of the Adviser and Mendon to provide advisory services to the Funds and, in the case of the Adviser, to supervise Mendon in its provision of sub-advisory services to the Fund both before and following the Transaction.

Among other written and oral information, the Board, including the Independent Trustees, requested and was provided information regarding:

•	the investment performance of the Fund over various time periods both by itself and in relation to relevant indices;
•	the fees charged by the Adviser for investment advisory and administrative services, as well as other compensation received by the Adviser and its affiliates;
•	the fees paid to Mendon by the Adviser;
•	the waivers of fees and reimbursements of expenses at times by the Adviser and current expense cap arrangements;
•	the total operating expenses of the Fund and comparison of current expenses to the previous year’s expenses;
•	the investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers (prepared by Lipper);
•	investment management staffing and the experience of the investment advisory, administrative and other personnel (including the personnel of the Adviser and Mendon) providing services to the Fund and the historical quality of the services provided by the Adviser and Mendon both before and following the Transaction; and

•	the profitability to the Adviser and the Distributor of managing, administering and distributing the Fund and the methodology in allocating expenses to the management of the Fund.

In considering the approval of the New Sub-Advisory Agreement, the Independent Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Independent Trustees to approve the New Sub-Advisory Agreement are discussed below:

Nature, Extent, and Quality of Services.  The Independent Trustees considered the nature, quality and extent of the services provided by the Adviser to the Fund pursuant to the New Sub-Advisory Agreement in particular, supervision of Mendon. With regard to Mendon, the Independent Trustees considered the nature, quality and extent of the services provided by Mendon, in particular portfolio management, compliance and performance of the Fund. The Board, including the Independent Trustees, considered Mendon’s relationship with RMB Capital Management, LLC, and the provision of certain services to be provided by RMB (“RMB”). In this connection, the Board met with the chief compliance officer of Mendon.

In connection with the Transaction, the Trustees also considered information such as (i) the Adviser’s financial condition following consummation of the Transaction; (ii) the experience of the Adviser’s investment professionals; (iii) the reputation, financial strength, regulatory histories and resources of the Acquiring Party; (iv) information on the approach of the Acquiring Party to retention and compensation of investment and other personnel; (iv) the management structure of the Adviser following consummation of the Transaction and the intentions of the Acquiring Party with respect to management of the Fund and the other series of the Trust (collectively, the “Funds”) and the Adviser; and (v) the fact that the Acquiring Party, and not the Funds, would bear all costs of obtaining approvals of the New Advisory Agreement, including legal and Trustee fees and costs resulting from the Transaction. The Trustees reviewed each of these factors in light of the expected change of control of the Adviser and the likelihood of possible changes as a result of the Transaction.

The Trustees concluded that the expected nature, quality and extent of the services to be provided by the Adviser and Mendon under the New Sub-Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by the Adviser and Mendon, as applicable. They concluded that the Adviser currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively. The Trustees considered that the Adviser had maintained its investment management capacity and resources throughout a difficult economic environment. The Trustees took into consideration that the Acquiring Party had offered its assurances that the services provided to the Funds following the Transaction would be consistent with the manner and level at which such services were currently being performed for the Funds and that there would be no diminution of services to the Funds or their shareholders as a result of the Transaction. In this regard, the Trustees considered that the investment and other personnel at the

Adviser and Mendon would be unchanged and based on representations that such personnel would remain in place following the change in control, the Trustees concluded that the Transaction would not result in a diminution of investment services provided to the Funds.

Investment Performance of the Fund.  The Independent Trustees considered the investment performance of the Fund, for which Mendon serves as sub-adviser, in relation to its peers as shown in the Lipper materials and to relevant indices over available time periods. The Trustees noted the specialized nature of the Fund and the lingering impact of the financial crisis on financial services companies and on the Fund’s more recent performance. The Trustees noted the disappointing relative results of the Fund, but noted the difficulty of identifying a comparable peer group. The Fund had ranked in the fifth quintile against its Lipper Peer Group for the one- and three-year periods ended December 31, 2013 and in the fourth quintile for the five-year period ended December 31, 2013. The Independent Trustees recognized the performance challenges of the Fund given its investment mandate and style and the current market conditions affecting financial stocks, and noted that Mendon was taking steps to address the Fund’s performance. The Independent Trustees determined to continue to monitor performance for improvement.

Costs of Services and Profits Realized by the Adviser.  The Independent Trustees considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser and Mendon to other accounts (if any) with similar investment mandates. The Independent Trustees viewed favorably the current and historic willingness of the Adviser to limit the total expense ratios of the Fund and the agreement to contractually waive fees and reimburse expenses currently in effect. The Independent Trustees noted that the contractual management fees for the Fund were above the median of its Lipper category. The Independent Trustees considered that the higher relative expense ratio for the Fund was primarily related to the small size of the Fund and of the fund complex as a whole. The Independent Trustees concluded that, for the Fund, the advisory fee is acceptable based upon the qualifications, experience, reputation and performance of the Adviser and Mendon and the moderate overall expense ratio of the Fund given the relatively small size of the Fund and the Fund complex.

Profitability and Costs of Services to the Adviser.  The Independent Trustees considered the materials concerning the Adviser’s profitability and costs attributable to the Fund as part of the fund complex. The Independent Trustees recognized that increased fixed costs, particularly legal and audit fees, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Independent Trustees recognized that the Fund’s expenses compare unfavorably to many funds identified as peers by Lipper. The Independent Trustees also considered whether the amount of the Adviser’s profit (if any) is a fair entrepreneurial profit for the management of the Fund. The Independent Trustees also were aware of the impact of lower aggregate Fund assets on the Adviser’s fees and the amount of expenses being absorbed due to contractual expense waivers. The Independent Trustees concluded that the Adviser’s profitability for the Fund (if any) was not excessive, particularly in light of the quality of the services being provided to the Fund. In this regard, the Independent Trustees asked for and received assurances from the Adviser and the Acquiring Party regarding the adequacy of the Adviser’s financial resources going forward. The Independent Trustees did not review profitability data for Mendon because the sub-advisory fees had been negotiated on an arm’s-length basis by the Adviser and the Fund is not directly responsible for paying such fees.

Extent of Economies of Scale as the Fund Grow.  The Independent Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Trustees noted the Fund does not have breakpoints on its advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as Fund assets grow. However, given the relatively small size of the Fund and of the Fund complex as a whole, the Independent Trustees did not believe that significant (if any) economies of scale have been achieved.

Whether Fee Levels Reflect Economies of Scale.  The Independent Trustees also considered enhancements in personnel and services provided to the Fund by the Adviser in recent years, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees. The Independent Trustees recognized that the Adviser and the Fund has benefited as a result of lower fees to certain service providers in recent years.

Other Relevant Considerations.  (a) Personnel and Methods. The Independent Trustees considered the size, education and experience of the staff of the Adviser and Mendon both before and following the Transaction. The Independent Trustees also considered the favorable history, reputation, qualifications and background of the Adviser and Mendon, as well as the qualifications of their personnel, and concluded that each of the Adviser and Mendon currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively. (b) Other Benefits. The Independent Trustees also considered the character and amount of other direct and incidental benefits received by the Adviser, Mendon and their affiliates from their association with the Fund, including the relatively small amount of soft dollar services received by Mendon and the brokerage commissions received by, and the amount of 12b-1 fees and sales commissions retained by, the Distributor. The Independent Trustees concluded that potential “fall-out” benefits that the Adviser, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Fund. The Independent Trustees further took into account and relied upon certain undertakings and agreements made by the Adviser and the Acquiring Party relating to ongoing financing, management, control and reporting.

Section 15(f) of the 1940 Act.  The Trustees also considered whether the arrangements between the Adviser, the Acquiring Party and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor under which an investment adviser to an investment company or any of its affiliated persons may receive any amount or benefit in connection with a change in control of the investment adviser provided two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the investment company may not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide additional investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

In connection with the first condition of Section 15(f), the Trustees concluded that upon closing of the Transaction at least 75% of the Trustees would not be “interested persons” (as defined in the 1940 Act) of the Adviser and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), the Adviser represented that no advisory or distribution fee increases were contemplated during the two years following the Transaction. The Trustees also noted that, to the extent future transactions are contemplated and recommended following the Transaction, the Adviser had represented that it would not seek any change that would impose an “unfair burden” on the Trust.

Conclusion.  In considering the New Sub-Advisory Agreement, the Independent Trustees did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Trustees that the Fund’s performance, which was achieved at reasonable prices, was acceptable given the context of its investment strategies and the sectors in which it invests. As a part of its decision-making process, the Independent Trustees noted that the Adviser and Mendon have long-standing relationships with the Fund and the Independent Trustees believe that a long-term relationship with capable, conscientious advisers is in the best interests of the Fund and its shareholders. The Independent Trustees considered, generally, that shareholders invested in the Fund knowing that the Adviser and Mendon managed the Fund and knowing its investment management fee schedule. As such, the Independent Trustees considered, in particular, whether the Adviser and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders. After full consideration of the above factors, as well as other factors that the Independent Trustees considered instructive in evaluating the New Agreements, the Independent Trustees unanimously concluded that the approval of the New Agreements was in the best interest of the Fund and its shareholders, and approved the New Agreements through June 30, 2015.

MENDON

Mendon is registered as an investment adviser under the Advisers Act. Mendon’s principal offices are located at 150 Allens Creek Rd., Rochester, NY 14618. As of April 1, 2014, Mendon managed $172 million in investment assets. Mendon is a registered investment adviser and has been providing investment advisory services that focus on the financial services industry to private funds and investment companies since 1996.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of Mendon as of October 1, 2014. Each individual’s address is c/o Mendon, 150 Allens Creek Rd., Rochester, NY 14618.

Name	Principal Occupation with Mendon
Anton V. Schutz	President and Chief Investment Officer
Walter H. Clark	Chief Compliance Officer

Mr. Schutz is the sole owner of Mendon Capital Advisors Corp.

AGGREGATE FEES

Under the Current Sub-Advisory Agreement, Mendon is entitled to receive a monthly sub-advisory fee, paid by the Adviser at the base rate of 0.45% of the Fund’s average daily net assets, plus or minus a performance adjustment based on a rolling 36-month period. However, pursuant to a fee reduction agreement effective March 1, 2013, Mendon’s monthly base sub-advisory fee was lowered to 0.40% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013, the Adviser paid Mendon $209,395 pursuant to the Current Sub-Advisory Agreement.

Under the New Sub-Advisory Agreement, Mendon will be entitled to receive a monthly sub-advisory fee, paid by the Adviser at the base rate of 0.40% of the Fund’s average daily net assets, plus or minus a performance adjustment based on a rolling 36-month period. The fee structure under the New Sub-Advisory Agreement will be identical to the fee structure under the Current Sub-Advisory Agreement, as amended by the fee reduction agreement effective March 1, 2013.

TERMS OF THE SUB-ADVISORY AGREEMENT

Summary of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by Mendon under the New Sub-Advisory Agreement and the fee structure under the New Sub-Advisory Agreement are identical to the services currently provided by Mendon and the fee structure under the Current Sub-Advisory Agreement, as amended by the fee reduction agreement effective March 1, 2013.

Advisory Services.  Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreement state that, subject to the review of the Board of Trustees and overall supervision of the Adviser, Mendon will provide such investment management services and advice to the Fund as are set forth in the agreement. Both Agreements provide that Mendon will use its best efforts to provide the Fund continuing and suitable investment advice with respect to investments consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund’s Prospectus and statement of additional information. The Agreements also both provide that as part of the services Mendon will, among other things: (i) determine what securities shall be purchased for the Fund and what securities shall be held or sold; (ii) furnish the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies; (iii) submit such reports relating to the valuation of the Fund’s securities as the Adviser may reasonably request; (iv) place orders for the purchase, sale or exchange of portfolio securities for the Fund’s account with brokers or dealers selected by the Adviser or Mendon; and (v) as requested, make reports to the Adviser or the Board of Trustees on Mendon’s performance of the services under the Agreements.

Sub-Advisory Fees.  Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreement, as amended by the fee reduction agreement effective March 1, 2013, contain the identical fee structure. The sub-advisory fees are paid by the Adviser and do not affect the Fund’s expenses.

Duration and Termination.  The New Sub-Advisory Agreement will continue in effect through June 30, 2015 from the date of execution and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board of Trustees as required by Section 15(c) of the 1940 Act. The Current Sub-Advisory Agreement provides that it will continue in effect for an initial two-year period and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board of Trustees as required by Section 15(c) of the 1940 Act. Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement may be terminated at any time, on sixty (60) days written notice, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser or Mendon at any time, without the payment of a penalty, upon sixty (60) days written notice.

Limitation on Liability and Indemnification.  Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreement provide that Mendon will not be liable for any error or judgment or mistake of law or for any loss suffered by the Trust, the Fund or the Adviser in connection with the matters to which each Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on Mendon’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under both Agreements.

GENERAL INFORMATION

Burnham Asset Management Corp. also serves as the Trust’s administrator and Burnham Securities Inc., 1325 Avenue of the Americas, 26th Floor, New York, NY, serves as the Trust’s Distributor. UMB Fund Services, Inc., located at 235 W. Galena Street | Milwaukee, WI 53212-3948, serves as the Funds’ sub-administrator. It is expected that these services will continue to be provided after the New Agreements are approved. For the fiscal year ended December 31, 2013, the Funds paid the Administrator the following fees pursuant to an administration agreement:

Burnham Fund	$176,711
Burnham Financial Long/Short Fund	$73,165
Burnham Financial Services Fund	$75,240

Burnham Securities, Inc. is currently an affiliate of the Adviser and serves as the Trust’s principal underwriter. For the fiscal year ended December 31, 2013, the Fund did not pay brokerage commissions to the Distributor.

The Trust will furnish, without charge, a copy of the most recent Annual Report or Semi-Annual Report to Shareholders of the Trust upon request. Requests for such reports should be made by calling toll-free 1-800-874-3863 or on the Trust’s website, www.burnhamfunds.com.

Appendix A

FORM OF BURNHAM FINANCIAL LONG/SHORT FUND
SUB-ADVISORY AGREEMENT

[Date]

BURNHAM INVESTORS TRUST on behalf of
BURNHAM FINANCIAL LONG/SHORT FUND
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

BURNHAM ASSET MANAGEMENT CORP.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

MENDON CAPITAL ADVISORS CORP.
150 Allens Creek Road
Rochester, NY 14618

Dear Sirs:

Burnham Investors Trust (the “Trust”), of which Burnham Financial Long/Short Fund (the “Fund”) is a series, has been organized as a statutory trust under the laws of the State of Delaware to engage in the business of an investment company. The Trust’s shares of beneficial interest are currently divided into three series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets.

The board of trustees of the Trust (the “Trustees”) has selected Burnham Asset Management Corp. (the “Adviser”) to provide overall investment advice and management for the Fund, and to provide certain other services, under the terms and conditions provided in the investment advisory agreement, between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”).

The Fund operates pursuant to the conditions in its manager-of-managers order from the SEC (SEC File No. 812-12949). The Adviser and the Trustees have selected Mendon Capital Advisors Corp. (the “Sub-Adviser”) to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions set forth in this sub-advisory agreement (this “Agreement”). The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Accordingly, the Trust, on behalf of the Fund, and the Adviser agree with the Sub-Adviser as follows:

1.	Delivery of Documents. The Trust has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:
(a)	agreement and declaration of trust of the Trust, dated August 20, 1998 (the “Declaration of Trust”), as amended and in effect on the date hereof;
(b)	by-laws of the Trust as in effect on the date hereof;

(c)	resolutions of the Trustees selecting the Sub-Adviser as the Investment Sub-Adviser to the Fund and approving this Agreement;
(d)	resolutions of the Trustees selecting the Adviser as Investment Adviser to the Fund and approving the Investment Advisory Agreement;
(e)	the Investment Advisory Agreement;
(f)	the Fund’s prospectus and statement of additional information; and
(g)	the Trust’s code of ethics, proxy voting policy and liquidity policy.

The Adviser will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

2.	Investment Services. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information. In the performance of the Sub-Adviser’s duties hereunder, subject always to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 1 above, as from time to time amended or supplemented, the restrictions (including, without limitation, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company), and any investment guidelines or other instructions received in writing from the Adviser, and subject, further, to such policies and instructions as the Trustees may from time to time establish and deliver to the Sub-Adviser, the Sub-Adviser will, at its own expense:
(a)	determine what securities shall be purchased for the Fund, what securities shall be held or sold, what portion of the Fund’s assets shall be held uninvested and furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth above, with respect to the purchase, holding and disposition of portfolio securities and other permitted investments;
(b)	furnish the Adviser and the Fund with advice in connection with policy decisions to be made by the Board of Trustees or any committee thereof about the Fund’s investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies that are reasonably available to the Sub-Adviser and necessary for the Sub-Adviser to perform its obligations hereunder;
(c)	submit such reports relating to the valuation of the Fund’s securities as the Adviser may reasonably request;

(d)	subject to prior consultation with the Adviser, assist the Fund in any negotiations relating to the Fund’s investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;
(e)	consistent with the provisions of Section 7 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities for the Fund’s account with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser will seek to obtain best price and execution, except as otherwise provided in the prospectus and statement of additional information of the Fund or except as otherwise required by the Fund;
(f)	from time to time or at any time reasonably requested by the Adviser or the Trustees, make reports to the Adviser or the Trustees, as requested, of the Sub-Adviser’s performance of the foregoing services;
(g)	subject to the supervision of the Adviser, maintain and preserve the records required by the Investment Company Act of 1940 (the “1940 Act”) to be maintained by the Sub-Adviser (the Sub-Adviser agrees that such records are the property of the Fund and copies will be surrendered to the Fund promptly upon request therefor);
(h)	give instructions to the custodian (including any sub-custodian) of the Fund as to deliveries of securities to and from such custodian and payments of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given; and
(i)	cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, semi-annual reports on Forms N-SAR and N-CSR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with states and with United States agencies responsible for tax matters, and other reports and filings of like nature.

The Sub-Adviser shall conform its conduct to, and will ensure that its advice with respect to the Fund complies with, the 1940 Act and all rules and regulations thereunder, the requirements for qualification of the Fund as a regulated investment company under Subchapter M of the Code, all other applicable federal and state laws and regulations and with the provisions of the Fund’s prospectus and statement of additional information as amended or supplemented.

In the performance of its duties hereunder, the Sub-Adviser is and will be an independent contractor and unless otherwise expressly provided or authorized will have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed to be an agent of the Fund or of the Adviser.

The Sub-Adviser’s services to the Fund pursuant to this Agreement are deemed to be exclusive for the entire period that this Agreement is in effect. The Sub-Adviser may render investment advice, management and other services only to clients that are not publicly offered investment companies that would be in direct competition with the Fund (for avoidance of doubt, any publicly offered investment company that invests primarily in equity securities of financial industry companies is considered to be in direct competition with the Fund). Notwithstanding the foregoing, nothing in this Agreement shall prohibit the Sub-Adviser from serving as the Sub-Adviser to the Burnham Financial Services Fund or any other fund sponsored by the Adviser.

3.	Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities that it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.
4.	Expenses of the Fund Not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly state will be payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay any Fund expense or to reimburse the Adviser for any such expense that the Adviser is required to pay or costs of any broker-dealer in connection with the Fund.
5.	Compensation of the Sub-Adviser. The Adviser will pay the Sub-Adviser, as compensation for services and expenses assumed hereunder, a fee as set forth in Schedule I. Sub-advisory fees payable hereunder will be computed daily and paid monthly in arrears, within 30 calendar days after the related month end. The Sub-Adviser understands and agrees that neither the Trust nor the Fund has any liability for the Sub-Adviser’s fee hereunder. Calculations of the Sub-Adviser’s fee will be based on average net asset values as provided by the Adviser.
6.	Other Activities of the Sub-Adviser and its Affiliates. Except as provided in the last paragraph of Section 2 above, nothing herein contained will prevent the Sub-Adviser or any of its directors, managers, members, officers, employees, or affiliates from engaging in any other business or from acting as Investment Adviser or investment manager for any other person or entity, whether or not having investment policies or a portfolio similar to the Fund. Except as provided in the last paragraph of Section 2 above, it is specifically understood that the directors, managers, members, officers and employees of the Sub-Adviser and its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Sub-Adviser or of its affiliates.

7.	Avoidance of Inconsistent Position and Brokerage. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, managers, members, officers, employees or affiliates will act as principal or agent or receive any compensation, other than the compensation provided for in this Agreement. The Sub-Adviser or its agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by it, which may include affiliates of the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for the Fund the most favorable price and efficient execution available. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other of its clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser will not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser or any of its directors, managers, members, officers or employees has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction. (For avoidance of doubt, it is agreed that neither the Sub-Adviser nor any of its directors, managers, members, officers or employees shall be deemed to have a financial interest in the securities of any issuer solely as a result of any of the sub Adviser’s other clients having a financial interest in such issuer.) Access persons (as defined in Rule 17j-1 under the 1940 Act) of the Sub-Adviser will provide personal trading reports to a person designated by the Fund in accordance with the Fund’s code of ethics applicable to the Sub-Adviser.

8.	No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Sub-Adviser are not partners of or joint ventures with each other and nothing herein shall be construed so as to make them such partners or joint ventures or impose any liability as such on any of them.
9.	Limitation of Liability of the Sub-Adviser. Neither the Sub-Adviser nor any director, manager, member, officer or employee of the Sub-Adviser will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
10.	Duration and Termination of this Agreement. This Agreement will remain in effect until the June 30, 2015 and from year to year thereafter, but only so long as each such continuance is specifically approved at least annually in the manner prescribed by the 1940 Act and the rules and regulations thereunder, subject however to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position. This Agreement may, on at least 60 days’ written notice, be terminated at any time without the payment of any penalty by the Fund by vote of a majority of the outstanding voting securities of the Fund or by the Board of Trustees or by the Adviser or by the Sub-Adviser. Termination of this Agreement with respect to the Fund will not be deemed to terminate or otherwise invalidate any provisions of the Investment Advisory Agreement or any contract between the Sub-Adviser and any other series of the Trust. This Agreement will automatically terminate in the event of its assignment or upon the termination of the Adviser’s Investment Advisory Agreement. This Agreement will become effective upon the effectiveness of the Adviser’s Investment Advisory Agreement. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act (including the definitions of “assignment,” “interested person” and “voting security”), will be applied, subject however to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.
11.	Amendment of this Agreement. No provision of this Agreement may be changed or waived orally, but only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. No amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement will be effective until approved by the Trustees, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser or (other than as board members) the Fund in the manner prescribed by the 1940 Act and the rules and regulations thereunder, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, subject however to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

It shall be the Sub-Adviser’s responsibility to furnish to the Trustees such information as may reasonably be necessary in order for the Trustees to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Sections 10 or 11 hereof.

12.	Proxy Voting. Unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Fund or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held in the Fund without consultation with Adviser or the Fund, provided that the Sub-Adviser will follow any written instructions received from the Adviser or the Fund with respect to voting as to particular issues. The Sub-Adviser shall further respond to all corporate action matters incident to the securities held in the Fund including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations.
13.	Miscellaneous.
(a)	The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name Burnham Investors Trust is the designation of the Trustees under the Declaration of Trust dated August 20, 1998. The obligations of the Fund are not personally binding upon, nor will resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Fund’s property will be bound. The Fund will not be liable for the obligations of any other series of the Trust.
(b)	Nothing herein contained will limit or restrict the Sub-Adviser or any of its directors, managers, members, officers, employees or affiliates from buying, selling or trading in any securities for its or their own account or accounts. The Trust on behalf of the Fund acknowledges that the Sub-Adviser and its directors, managers, members, officers, employees and affiliates, and its other clients may, subject to compliance with the Fund’s code of ethics applicable to the Sub-Adviser, at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Fund. The Sub-Adviser will have no obligation to acquire for the Fund, a position in any investment which the Sub-Adviser, its directors, managers, members, officers, employees or affiliates may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the Fund. Nothing herein contained will prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

(c)	Governing Law. This Agreement shall be governed by the substantive law of the State of New York and the applicable provisions of the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Yours very truly,

BURNHAM ASSET MANAGEMENT CORP.

By:	Jon M. Burnham

Its:  Chairman and Chief Executive Officer

BURNHAM INVESTORS TRUST on behalf of
BURNHAM FINANCIAL LONG/SHORT FUND

By:

Its:

The foregoing Agreement is hereby agreed to as of the date thereof.

MENDON CAPITAL ADVISORS CORP.

By:	Anton V. Schutz

Its:  President

SCHEDULE I

ANNUAL SUB-ADVISORY FEE RATE

1.	The Adviser shall pay the Sub-Adviser, as compensation for its services and expenses assumed hereunder, a fee as set forth below.
2.	The fee payable hereunder shall be composed of the Basic Fee (as defined below) and a Performance Adjustment (as defined below) to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Philadelphia Bank Index (the “Index”). It being understood that the Adviser’s fee under the Investment Advisory Agreement is subject to a similar Performance Adjustment. Any change in the method of computing the Performance Adjustment under the Investment Advisory Agreement shall result in a corresponding change in the method of computing the Performance Adjustment hereunder.
3.	The “Basic Fee” shall be equal to 0.40% per annum of the Fund’s average daily net assets.
4.	The “Performance Adjustment” consists of an adjustment to the monthly Basic Fee to be made by applying a performance adjustment rate to the average net assets of the Fund over the Performance Period (as defined below). The resulting dollar figure shall be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

The performance adjustment rate shall be equal to 0.01% per annum for each percentage point rounded to the nearer point (the higher point if exactly one-half point) that the Fund’s investment performance for the period was better or worse than the record of the Index (as then constituted). The maximum Performance Adjustment is plus or minus 0.10% per annum. In addition, as the Fund’s average daily net assets over the Performance Period may differ substantially from the Fund’s average daily net assets during the current year, the Performance Adjustment may be further adjusted to the extent necessary to ensure that the total Performance Adjustment to the Basic Fee on an annualized basis does not exceed 0.10%.

The “Performance Period” shall consist of a rolling 36 month period consisting of the most recently completed month and the previous 35 months, or such shorter period since commencement of the Fund’s operations.

The Fund’s investment performance will be measured by comparing the (i) opening net asset value of one Class A share of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one Class A share of the Fund as of the last business day of such Performance Period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose stock comprise the Index, will be treated as reinvested in accordance with Rule 205-1 (or any other applicable rule) under the Investment Advisers Act of 1940, as the same from time to time may be amended.

The computation of the Performance Adjustment shall not be cumulative. A positive fee adjustment will apply even though the performance of the Fund over some period of time shorter than the Performance Period has been behind that of the Index, and, conversely, a negative fee adjustment will apply for the month even though the performance of the Fund over some period of time shorter than the Performance Period has been ahead of that of the Index.

5.	An appropriate percentage (based on the number of days in the current month) of the annual Performance Adjustment rate shall be multiplied by the Fund’s average net assets (computed in the manner set forth in the Trust’s registration statement adjusted as provided above, if applicable) determined as of the close of business on each business day throughout the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.
6.	If this Agreement becomes effective or terminates before the last day of a month, the Basic Fee then in effect shall be computed on the basis of the period from the effective date to the end of the month or from the beginning of the month to the date of termination, as the case may be, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36 month period (or such shorter period since commencement of the Fund’s operations) ending on the last business day on which this Agreement is in effect.

Appendix B

Shareholders Owning Beneficially or of Record More than 5%
of the Burnham Financial Long/Short Fund as of
October 1, 2014

Fund Name and Class/Shareholder	Percentage
Financial Long/Short Fund – Class A
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104-4122	12.68%
Financial Long/Short Fund – Class C
RBC Capital Markets Corp. FBO Chris K. Chun and Shanel L. Chun Rancho Palos Verdes, CA 90275	6.59%

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.

2) Call 1-877-536-1561.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this proxy card at hand.

2) Go to website https://vote.www.direct.com

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Burnham Fund

(A Series of Burnham Investors Trust)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

December 11, 2014

This Proxy is solicited on behalf of the Board of Trustees of the Burnham Investors Trust (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposal with respect to the Trust’s Burnham Fund (the “Fund”). The undersigned hereby appoints Pat Colletti and Frank Passantino, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 2:00 PM (Eastern time), on December 11, 2014, at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED OCTOBER 22, 2014, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________________, ______________

______________________________________________________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN,
DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT
VOTING BY TELEPHONE OR INTERNET.

Proposal: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Burnham Asset Management Corp.:

FOR	AGAINST	ABSTAIN

☐	☐	☐

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.

2) Call 1-877-536-1561.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this proxy card at hand.

2) Go to website https://vote.www.direct.com

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Burnham Financial Long/Short Fund

(A Series of Burnham Investors Trust)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

December 11, 2014

This Proxy is solicited on behalf of the Board of Trustees of the Burnham Investors Trust (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposal with respect to the Trust’s Burnham Financial Long/Short Fund (the “Fund”). The undersigned hereby appoints Pat Colletti and Frank Passantino, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 2:00 PM (Eastern time), on December 11, 2014, at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED OCTOBER 22, 2014, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________________, ______________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Proposal: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Burnham Asset Management Corp.:

FOR	AGAINST	ABSTAIN

☐	☐	☐

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.

2) Call 1-877-536-1561.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this proxy card at hand.

2) Go to website https://vote.www.direct.com

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Burnham Financial Services Fund

(A Series of Burnham Investors Trust)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

December 11, 2014

This Proxy is solicited on behalf of the Board of Trustees of the Burnham Investors Trust (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposals with respect to the Trust’s Burnham Financial Services Fund (the “Fund”). The undersigned hereby appoints Pat Colletti and Frank Passantino, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 2:00 PM (Eastern time), on December 11, 2014, at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED OCTOBER 22, 2014, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________________, ______________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Burnham Asset Management Corp. (the “Adviser”):

FOR	AGAINST	ABSTAIN

☐	☐	☐

Proposal 2: To approve a new sub-advisory agreement between the Trust, on behalf of the Fund, the Adviser and Mendon Capital Advisors Corp. with respect to the Fund:

FOR	AGAINST	ABSTAIN

☐	☐	☐